SEMIANNUAL
                                     REPORT
                                  JUNE 30, 1999

            WARBURG PINCUS TRUST
                  (BOX)  INTERNATIONAL EQUITY PORTFOLIO
                  (BOX)  SMALL COMPANY GROWTH PORTFOLIO
                  (BOX)  POST-VENTURE CAPITAL PORTFOLIO
                  (BOX)  GROWTH & INCOME PORTFOLIO
                  (BOX)  EMERGING MARKETS PORTFOLIO


Warburg Pincus Trust Shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.

Warburg Pincus is a division of Credit Suisse Asset Management, LLC.

                               [GRAPHIC OMITTED]

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999
--------------------------------------------------------------------------------

                                                                 August 12, 1999

Dear Shareholder:

   For the six months ended June 30, 1999, Warburg Pincus Trust --International Equity Portfolio had a gain of 6.92%, vs. a gain of 7.94% for its benchmark, the Morgan Stanley Capital International All Country World excluding the U.S. Index.* The portfolio's one-year return through June 30, 1999 was -0.55%. Its since-inception (on June 30, 1995) average annual total return through June 30, 1999 was 6.75%.

   Foreign stock markets had geographically mixed results for the period. Asian-Pacific markets were the clear standouts, fueled by growing confidence that the worst of the region's economic difficulties were finally behind it. European markets generally fell, weighed down by tepid economic growth across much of the region, and fared even less well in U.S. dollar terms, as the euro and other regional currencies lost value against the dollar. Latin American markets saw strong gains, as did most of the rest of the emerging-market universe.

   Set against this backdrop, the portfolio had a healthy gain for the period, performing roughly in line with its benchmark. In terms of attribution, the biggest contributors to the portfolio's return were its Asian-Pacific stocks, led by its Japanese and South Korean issues. The portfolio also benefited from individually strong showings from a number of its European holdings, particularly among its cyclical, or economically sensitive, stocks and its telecommunications shares. The single-largest drag on the portfolio, in absolute terms, was the weakness in the euro and other European currencies. The portfolio's European-currency exposure was unhedged through the period, and the currency-translation loss took a toll.

   There were a number of changes in the portfolio over the course of the period. Most noteworthy was an increase in its Asian-Pacific exposure (from roughly 16% on December 31, 1998 to approximately 35% on June 30, 1999), reflecting our increasingly positive views on the region's economic prospects and our identification of some very attractively valued stocks, particularly in Japan, Singapore and South Korea, our major areas of emphasis. We scaled back proportionately the portfolio's European weighting, based on profit-taking on specific securities and a general sense that the region's near- to intermediate-term prospects were somewhat less compelling than those of its Asian-Pacific neighbors.

   Another noteworthy change in the portfolio was in the general composition of its European exposure. Heading into the period, the portfolio had a fairly significant stake in "defensive," growth-oriented stocks (e.g.,

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999 (CONT'D)
--------------------------------------------------------------------------------

utilities and pharmaceutical companies). As the period progressed, we moved increasingly toward more-economically-sensitive issues (e.g., steel companies), based on the view that economic growth in Europe and globally was destined to pick up in the second half of the year and into the year 2000, with favorable implications for these companies' earnings prospects. Buttressing the argument for these stocks, in our view, was their valuations, which we deemed, in many cases, extremely attractive.

   Our outlook on the general prospects for foreign stock markets remains positive as of this writing. Global economic growth is, indeed, accelerating;
interest rates, as a rule, are relatively low, and in many countries are falling; and investor sentiment toward equities remains favorable. Supported by this encouraging backdrop, we will continue our efforts to identify those companies with the best long-term growth prospects.


Harold E. Sharon                              P. Nicholas Edwards
Co-Portfolio Manager                          Co-Portfolio Manager

Harold W. Ehrlich                             Vincent J. McBride
Co-Portfolio Manager                          Co-Portfolio Manager

   INTERNATIONAL  INVESTING  ENTAILS  SPECIAL  RISK  CONSIDERATIONS,   INCLUDING
CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.







------------------
* The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization-weighted index of companies listed on stock exchanges outside the U.S. It is an unmanaged index (with no defined investment objective) and includes reinvestment of dividends.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999
--------------------------------------------------------------------------------

                                                                 August 12, 1999

Dear Shareholder:

   For the six months ended June 30, 1999, Warburg Pincus Trust -- Small Company Growth Portfolio had a gain of 6.75%, vs. a gain of 12.82% for the Russell 2000 Growth Index.* The portfolio's one-year total return through June 30, 1999 was -1.04%. Its since-inception (on June 30, 1995) average annual total return through June 30, 1999 was 14.32%. Note: Effective March 31, 1999, Sammy Oh joins Elizabeth B. Dater and Stephen J. Lurito as Co-Portfolio Manager of the portfolio.

MANAGER COMMENTARY

   The period was a positive one for small-capitalization stocks, which had solid performance in absolute terms and a respectable return compared to that generated by large caps. Small caps initially struggled, but rallied strongly over the April-through-June span, buoyed by investors' increased appetite for risk in general (reflecting encouraging news from Japan and emerging markets) and by an improving earnings outlook for small companies.

   Against this backdrop, the portfolio had a positive return, though it lagged its benchmark for the six months. Hampering the portfolio was its underweighting in larger-cap Internet stocks, a number of which had strong performance. The portfolio was also hindered by weakness in certain areas, most notably the health-care area, which was restrained by some regulatory uncertainties. On the positive side, stocks that aided the portfolio's return included its electronics, consumer and telecommunications holdings.

   We made no material changes to the portfolio during the period in terms of overall strategies. We remained focused on companies well-positioned to benefit from certain longer-term trends, foremost a global push for increased productivity, the rapid expansion of the Internet and a maturing, increasingly wealthy population. We continued to find a number of such companies within the technology, communications, services and consumer areas, which remained well-represented in the portfolio.

   Looking out to the rest of the year and into 2000, we remain positive on the prospects for small-cap stocks. Despite the group's recent rally, small-cap stocks continue to offer historically compelling valuations compared to those on large-cap stocks. And the group's earnings outlook should remain, at minimum, healthy, barring a significant economic slowdown (we view the Federal Reserve's interest-rate increase on June 30 as a vote of confidence in the U.S. economy). Another factor that could support small caps is a possible

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999 (CONT'D)
--------------------------------------------------------------------------------

reduction in capital-gains taxes. Congress is currently weighing such a reduction, which, all else being equal, would raise the appeal of stocks offering potentially significant long-term appreciation. All told, small caps stand to receive continued investor attention, though we believe that careful stock selection will remain critical. In this context, our efforts will remain devoted to identifying those stocks we deem to have the brightest long-term prospects.


Elizabeth B. Dater            Stephen J. Lurito             Sammy Oh
Co-Portfolio Manager          Co-Portfolio Manager          Co-Portfolio Manager

   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.









------------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999
--------------------------------------------------------------------------------

                                                                 August 12, 1999

Dear Shareholder:

   For the six months ended June 30, 1999, Warburg Pincus Trust -- Post-Venture Capital Portfolio had a gain of 12.35%, vs. gains of 12.82% for the Russell 2000 Growth Index,* 15.57% for the Russell 2500 Growth Index** and 25.06% for the NASDAQ Industrial Index.*** The portfolio's one-year total return through June 30, 1999 was 6.07%. Its since-inception (on September 30, 1996) average annual total return through June 30, 1999 was 10.87%. Note: Effective March 31, 1999, Stephen J. Lurito and Christopher M. Nawn no longer serve as Co-Portfolio
Manager and Associate Co-Portfolio Manager, respectively. Robert S. Janis, formerly Associate Portfolio Manager, joins Elizabeth B. Dater as Co-Portfolio Manager.

MANAGER COMMENTARY

   The period was a positive one for the smaller-cap and aggressive-growth stocks targeted by the portfolio, buoyed by growing optimism regarding global financial markets and a related increase in investors' risk tolerance. The portfolio benefited from this relatively favorable backdrop and from good performance from its technology, communications and media holdings in particular. Factors that hampered the portfolio included its avoidance of specific larger-cap technology stocks that had good performance, yet which in our view remained expensive based on their longer-term growth prospects.

   We made no noteworthy changes to the portfolio during the period in terms of broad strategies, remaining focused on well-financed, well-managed companies offering breakthrough products and services. That said, we made several notable sector-weighting adjustments, foremost an increase in our exposure to the communications & media and telecommunications & equipment sectors. This reflected our continued expansion of our already-significant Internet theme. The ongoing Internet-driven communications revolution has profound implications for businesses and governments, and stands to benefit numerous companies across a range of industries over time.

   Other notable sector weightings continued to include financial services, where we maintained a mix of asset-management and insurance companies; computers, where we remained biased toward domestically oriented software companies; and business services. Our holdings within the last sector included companies specializing in electronic-commerce distribution and fulfillment services, a number of which in our view have significant potential for long-term growth.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999 (CONT'D)
--------------------------------------------------------------------------------

   Going forward, we remain positive on the collective prospects for stocks of post-venture-capital companies. (We define a post-venture-capital company as one that has received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization. The investment of venture-capital financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, will have been made within 10 years of the portfolio's investment.) We note a recent study**** that concluded such companies tend to be concentrated in high-growth industries (e.g., software, biotechnology, semiconductors & electronics, and communications), and that they generate breakthrough technologies and products. The study also stated that these companies enjoy rapid growth of earnings relative to companies that lacked such backing.

   As ever, we will continue to devote our efforts to identifying those companies with the best long-term prospects.


Elizabeth B. Dater                            Robert S. Janis
Co-Portfolio Manager                          Co-Portfolio Manager

   BECAUSE OF THE NATURE OF THE PORTFOLIO'S HOLDINGS AND CERTAIN STRATEGIES IT MAY USE, AN INVESTMENT IN THE PORTFOLIO INVOLVES CERTAIN RISKS AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION ON THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. IT SHOULD BE READ CAREFULLY BEFORE INVESTING.





---------------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.
**The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.
*** The NASDAQ Industrial Index measures the stock price performance of more than 3,000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4,500 stocks traded over the counter.
****EIGHTH ANNUAL  ECONOMIC IMPACT OF VENTURE  CAPITAL STUDY,  National  Venture
    Capital Association/Coopers & Lybrand L.L.P. (U.S.A.), 1998.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                                                 August 12, 1999

Dear Shareholder:

   For the six months ended June 30, 1999, Warburg Pincus Trust -- Growth & Income Portfolio had a gain of 15.24%, vs. a gain of 12.38% for the S&P 500 Index.* The portfolio's one-year return through June 30, 1999 was 14.98%. Its since-inception (on October 31, 1997) average annual total return through June 30, 1999 was 19.34%.

   The period was a positive one for the U.S. stock market. Buoyed by a surprisingly healthy U.S. economy and optimism over long-suffering emerging markets, most major domestic stock indexes rallied to finish the six months standing at or near all-time highs. The improving global economic picture spurred a rally in previously struggling economically sensitive stocks, which outpaced growth-oriented stocks for the six months. This was in marked contrast to 1998 and 1997, when a handful of large-cap growth stocks powered the market's rise. The market's recent "broadening" may or may not imply a longer-term trend, but we view it as a welcome development and a sign that investors are focusing more intensely on valuations.

   The portfolio had a solid gain for the period, both in absolute terms and relative to that of its benchmark. Top performers for the portfolio included its energy, retail, capital-equipment and industrial holdings. Also contributing positively to the portfolio's return were its technology holdings, supported by rising demand for personal computers.

   We made no noteworthy changes to the portfolio during the period in terms of broad strategies. We continued to emphasize companies with good cash flows and improving longer-term earnings potential, due, for example, to a restructuring or to the launch of new products or services. In terms of sector strategies, we remained well-diversified, seeing little incentive to aggressively overweight any particular areas. That said, we significantly increased our weighting in the financial area, with a particular focus on bank stocks. We took advantage of weakness in the area (largely caused by concerns, late last year, that slowing economic growth would have a negative impact on credit quality) to add a number of bank stocks we deemed to be attractively priced. Our purchases included Comerica, a Detroit-based bank whose loan portfolio consists primarily of commercial and industrial loans.

   We also increased our weighting in the energy area. Our focus here remained on companies that stand to benefit from productivity enhancements, as opposed to benefiting solely from rising energy prices (though our outlook on the longer-term supply/demand backdrop for

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999 (CONT'D)
--------------------------------------------------------------------------------

   energy is favorable). These included BP-Amoco and Total, as well as Royal Dutch Petroleum, a position we significantly added to during the period.

   Elsewhere, we maintained an overweighting in the capital-equipment sector, where we believe a number of companies have good longer-term earnings prospects. Representative holdings included Case, a manufacturer of agricultural equipment; and Ingersoll-Rand, a maker of range of industrial products. We also maintained significant exposure to retail companies, including general retailers (e.g., Federated Department Stores) as well as selected specialty retailers (e.g., TJX Companies). We believe specific retail companies stand to benefit from a healthy domestic economy and continued improvements in inventory control.

   Other noteworthy areas of emphasis for the portfolio included technology, where we remained biased toward computer companies with relatively sound balance sheets. We generally avoided electronics stocks, though we added chip-maker Intel during the period. We established the position in May, when the stock had declined to a level we deemed attractive, given the company's increasingly efficient use of capital.

   Sector weightings we lowered during the period included food, beverages & tobacco, reflecting our valuation-based decision to eliminate certain positions. Another area we de-emphasized somewhat was the telecommunications & equipment sector, also based on relative-valuation considerations.

   Looking ahead, we believe that there will remain attractive investment opportunities, the market's generally elevated valuations notwithstanding. As ever, we will continue to strive to identify stocks that we deem to be fundamentally undervalued, based on factors such as price-to-book and debt-to-equity ratios.


Brian S. Posner
Portfolio Manager





--------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999
--------------------------------------------------------------------------------

                                                                 August 12, 1999

Dear Shareholder:

   For the six months ended June 30, 1999, Warburg Pincus Trust -- Emerging Markets Portfolio had a gain of 33.94%, vs. a gain of 39.87% for the Morgan Stanley Capital International Emerging Markets Free Index.* The portfolio's one-year return through June 30, 1999 was 16.23%. Its since-inception (on December 31, 1997) average annual total return through June 30, 1999 was 7.06%.

   The reporting period saw strong gains in emerging markets. Driving the group were tangible signs of improvement in a number of previously troubled economies, most notably those in the Asian-Pacific region, and a general easing of the risk concerns that had plagued the group following the global financial-market crisis of last summer. By region, the best showing belonged to Asia, whose markets saw explosive gains. Results for Latin American, Eastern European, Middle Eastern and African markets were less spectacular but still impressive, with double-digit gains more the rule than the exception.

   Against this backdrop, the portfolio generated a robust return for the six months but fell short of its benchmark. Much of that underperformance can be traced to the portfolio's positioning in Latin America in the first half of the period. The portfolio entered the period with a fairly significant underweighting in the region. We trimmed that stake substantially further following Brazil's devaluation of its currency, the REAL, in mid-January, however, on concerns about the devaluation's effects on regional economic growth and, on a company level, earnings prospects. While that decision was sound on fundamental grounds, it proved costly in terms of the portfolio's relative performance, as the region's stock markets staged a strong recovery in February and March, with investors discounting most if not all of the bad news and instead focusing on the prospects for a recovery. Though the portfolio subsequently (i.e., from April through June) regained much of the ground lost vs. its benchmark, it failed to close the gap completely.

   There were several noteworthy changes in the portfolio during the period in terms of regional emphasis. Most significant was an increase in its Asian-Pacific exposure, reflecting our increasingly positive views on the region's economic prospects and our identification of a number of what we deemed very attractively valued stocks, especially in specific markets (namely South Korea and Taiwan). Also noteworthy was a reduction in the portfolio's
European/Eastern European exposure, reflecting profit-taking on specific securities and our belief that better opportunities existed elsewhere.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 1999 (CONT'D)
--------------------------------------------------------------------------------

   Looking ahead, we remain positive on the prospects for emerging markets. Economic conditions for the vast majority of these countries are improving; investor sentiment is positive; and stock valuations remain, in general, very reasonable, the markets' recent rally notwithstanding. Given these factors, we remain optimistic, and will continue our efforts to identify those markets and individual companies with the best growth potential.

   We would remind investors, though, that this remains a relatively risky asset class, as the markets' volatility over the past 18 months has made abundantly clear. Investors would do well to continue to approach these markets with a longer-term (i.e., three- to five-year) investment horizon and a realistic view of the risk-reward tradeoff.


Harold E. Sharon                                Vincent J. McBride
Co-Portfolio Manager                            Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.












----------------
* The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley Capital International. The index includes only those countries open to non-local investors.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCKS (85.4%)
AUSTRALIA (0.5%)
   Australia & New Zealand Banking Group, Ltd.           278,000     $ 2,044,209
                                                                     -----------
CANADA (1.4%)
   Research in Motion, Ltd. +                            120,200       2,399,858
   Rogers Communications, Inc. Class B +                 182,200       2,911,408
                                                                     -----------
                                                                       5,311,266
                                                                     -----------
DENMARK (1.6%)
   International Service System AS Class B               115,400       6,177,747
                                                                     -----------
FRANCE (11.6%)
   Alstom SA +                                           126,600       3,982,035
   Compagnie Financiere de Paribas                        44,700       5,010,818
   Elf Aquitaine SA                                       64,800       9,509,364
   Lagardere Groupe SCA                                  104,850       3,903,437
   Pechiney SA Class A                                    52,200       2,243,726
   PSA Peugeot Citroen                                    20,600       3,250,351
   Publicis SA                                             5,100       1,078,191
   Rhone-Poulenc, Ltd. Class A                           103,363       4,723,223
   Societe Generale d' Enterprises SA                    109,300       5,297,727
   Suez Lyonnaise des Eaux SA                             20,300       3,661,486
   Usinor Sacilor                                        165,500       2,466,252
                                                                     -----------
                                                                      45,126,610
                                                                     -----------
GERMANY (4.5%)
   BHF Bank AG                                            74,400       2,531,969
   Fresenius Medical Care AG                              57,700       3,367,936
   Hannover Rueckversicherungs AG                         32,500       2,594,155
   Mannesmann AG                                          34,000       5,084,151
   Siemens AG                                             51,400       3,964,937
                                                                     -----------
                                                                      17,543,148
                                                                     -----------
GREECE (0.8%)
   Hellenic Telecommunication Organization SA ADR        271,800       3,006,788
                                                                     -----------
HONG KONG (1.6%)
   SmarTone Telecommunications Holdings, Ltd.          1,263,000       4,492,918
   Wing Hang Bank, Ltd.                                  601,500       1,934,293
                                                                     -----------
                                                                       6,427,211
                                                                     -----------
HUNGARY (0.8%)
   Magyar Tavkozlesi                                     292,000       1,580,288
   OTP Bank                                               36,500       1,522,642
                                                                     -----------
                                                                       3,102,930
                                                                     -----------
IRELAND (1.0%)
   Bank of Ireland                                       234,900       3,948,591
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCKS (CONT'D)
ISRAEL (1.5%)
   ECI Telecommunications Limited Designs                102,350     $ 3,396,741
   Orbotech, Ltd. +                                       47,900       2,496,788
                                                                     -----------
                                                                       5,893,529
                                                                     -----------
ITALY (1.8%)
   Banca Nazionale del Lavoro +                          570,300       1,793,803
   Seat Pagine Gialle SpA                              3,070,300       2,612,199
   Tecnost SpA                                           481,680       1,187,211
   Unione Immobiliare SpA                              3,029,100       1,343,240
                                                                     -----------
                                                                       6,936,453
                                                                     ----------
JAPAN (23.5%)
   Advantest Corp.                                        95,600      10,504,960
   Fujitsu, Ltd.                                         346,000       6,960,812
   Hitachi, Ltd.                                         694,000       6,507,890
   Hoya Corp.                                             92,000       5,191,506
   Matsushita Communication Industrial Co., Ltd.          81,000       5,788,766
   NTT Mobile Communications Network, Inc.                   725       9,823,511
   Orix Corp.                                             89,200       7,959,274
   Shimamura Co.                                          36,600       3,099,487
   Shohkoh Fund & Co., Ltd.                               13,900       9,968,261
   Softbank Corp.                                         29,300       5,933,293
   Sony Corp.                                             55,900       6,027,083
   Sumitomo Bank, Ltd.                                   230,000       2,852,288
   Sumitomo Rubber Industries, Ltd.                      288,000       2,036,813
   Tokyo Seimitsu Co., Ltd.                               48,900       3,114,929
   Toshiba Corp.                                         830,000       5,917,984
                                                                     -----------
                                                                      91,686,857
                                                                     -----------
NETHERLANDS (6.0%)
   Getronics NV                                           91,600       3,523,513
   Hagemeyer NV                                           50,600       1,654,175
   IHC Caland NV                                          72,290       2,832,914
   Koninklijke Hoogovens NV                               67,384       3,516,243
   Libertel NV +                                         209,300       4,101,044
   Vedior NV                                             204,228       3,475,128
   Vendex Non-Foods NV                                   155,280       4,147,504
                                                                     -----------
                                                                      23,250,521
                                                                     -----------
PORTUGAL (1.3%)
   Banco Pinto & Sotto Mayor SA                           44,000         781,371
   Portugal Telecom SA                                   102,300       4,161,925
                                                                     -----------
                                                                       4,943,296
                                                                     -----------
SINGAPORE (2.4%)
   DBS Land, Ltd.                                      1,506,000       3,007,630
   Overseas Union Bank, Ltd.                           1,317,000       6,343,372
                                                                     -----------
                                                                       9,351,002
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCKS (CONT'D)
SOUTH KOREA (3.1%)
   Daewoo Securities Co.                                  69,400     $ 1,349,071
   Hyundai Industrial & Development Construction          70,837         991,443
   Korea Electric Power Corp.                             62,500       2,597,274
   Korea Telecom Corp. ADR +                             114,600       4,584,000
   Samsung Corp.                                          88,000       2,067,970
   Samsung Electronics Co., Ltd.                           3,543         388,748
                                                                     -----------
                                                                      11,978,506
                                                                     -----------
SPAIN (1.8%)
   Banco Santander Central Hispano SA                    491,000       5,114,161
   Repsol SA                                              88,600       1,809,133
                                                                     -----------
                                                                       6,923,294
                                                                     -----------
SWEDEN (3.4%)
   Biora AB ADR +                                         41,275         353,417
   Electrolux AB Series B                                141,439       2,961,293
   Kinnevik AB Class B                                    61,700       1,161,174
   SKF AB Class B                                        202,500       3,739,529
   Volvo AB ADR                                          173,600       5,099,500
                                                                     -----------
                                                                      13,314,913
                                                                     -----------
SWITZERLAND (1.7%)
   Roche Holding AG                                          217       2,230,595
   UBS AG +                                               14,700       4,387,523
                                                                     -----------
                                                                       6,618,118
                                                                     -----------
TAIWAN (1.8%)
   Phoenixtec Power Co., Ltd.                          1,120,000       2,236,602
   Taiwan Semiconductor Manufacturing Co. +            1,277,970       4,886,509
                                                                     -----------
                                                                       7,123,111
                                                                     -----------
TURKEY (0.3%)
   Yapi ve Kredi Bankasi AS                           44,000,000         636,009
   Yapi ve Kredi Bankasi AS Non-Tradeable Receipts    35,200,000         508,807
                                                                     -----------
                                                                       1,144,816
                                                                     -----------
UNITED KINGDOM (13.0%)
   Bass PLC                                              224,500       3,257,439
   British Aerospace PLC                                 728,300       4,726,939
   British Airport Authority PLC                         306,736       2,949,380
   British Energy PLC                                    316,000       2,689,781
   British Steel PLC                                   1,342,200       3,475,031
   British Telecommunications PLC                        224,500       3,761,714
   Lloyds TSB Group PLC                                  302,194       4,096,570

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCKS (CONT'D)
UNITED KINGDOM (cont'd)
   MEPC PLC                                              226,000    $  1,843,550
   Orange PLC +                                          295,700       4,334,813
   Prudential Corp. PLC                                  408,200       6,009,744
   Reed International PLC                                646,100       4,310,551
   Somerfield PLC                                        628,000       2,944,983
   Williams PLC                                          432,948       2,859,472
   Zeneca Group PLC                                       87,500       3,384,689
                                                                    ------------
                                                                      50,644,656
                                                                    ------------
TOTAL COMMON STOCKS (Cost $283,783,900)                             $332,497,572
                                                                    ------------
PREFERRED STOCK (0.5%)
GERMANY (0.2%)
   KSB AG                                                  6,290         862,728
                                                                    ------------
THAILAND (0.3%)
   Siam Commercial Bank Public Co., Ltd.                 770,000       1,096,304
                                                                    ------------
TOTAL PREFERRED STOCK (Cost $1,972,440)                                1,959,032
                                                                    ------------
RIGHTS/WARRANTS (0.1%)
PORTUGAL (0.0%)
   Portugal Telecom SA Rts., 07/02/99 +                  102,300           1,055
                                                                    ------------
THAILAND (0.1%)
   Siam Commercial Bank Public Co., Ltd. Wts. 05/10/02 + 770,000         495,947
                                                                    ------------
TOTAL RIGHTS/WARRANTS (Cost $0)                                          497,002
                                                                    ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------



                                                          PAR
                                                         (000)          VALUE
                                                       --------        -------

CORPORATE BONDS (0.6%)
ITALY (0.6%)
   Tecnost SpA (Callable 06/23/02) (A3, BBB+)
   4.487% 6/23/04 (cost $2,456,895)                    $   2,328    $  2,442,932
                                                                    ------------
                                                        NUMBER
                                                          OF
                                                        SHARES
                                                       -------
SHORT TERM INVESTMENTS (10.4%)
   Institutional Money Market Trust                   22,851,958      22,851,958
   RBB Money Market Fund                              17,698,633      17,698,633
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (cost $40,550,591)                       40,550,591
                                                                    ------------
TOTAL INVESTMENTS AT VALUE (97.0%) (Cost $328,763,826*)              377,947,129
OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)                          11,867,570
                                                                    ------------
NET ASSETS (100.0%) (applicable to 33,177,175 shares outstanding)   $389,814,699
                                                                    ============
NET ASSET VALUE, offering and redemption
price per share ($389,814,699 / 33,177,175)                               $11.75
                                                                          ======
                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $328,791,838.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS --JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (94.8%)
AEROSPACE & DEFENSE (1.1%)
   Common Places LLC +                                   277,778     $ 1,000,001
   TriStar Aerospace Co. +                               904,700       7,463,775
                                                                     -----------
                                                                       8,463,776
                                                                     -----------
BANKS & SAVINGS & LOANS (1.3%)
   Commonwealth Bancorp, Inc.                            286,800       5,144,475
   Texas Regional Bancshares, Inc. Class A               172,100       4,678,969
                                                                     -----------
                                                                       9,823,444
                                                                     -----------
BUSINESS SERVICES (10.2%)
   Acxiom Corp. +                                        388,700       9,693,206
   BISYS Group, Inc. +                                   167,300       9,787,050
   Coinstar, Inc. +                                      252,325       7,238,573
   Getty Images, Inc. +                                  463,800       8,754,225
   INSpire Insurance Solutions, Inc.+                    498,700       7,231,150
   Lason, Inc. +                                         121,800       6,044,325
   NOVA Corp.+                                           197,483       4,937,075
   On Assignment, Inc. +                                 215,400       5,627,325
   QRS Corp. +                                           202,900      15,826,200
                                                                     -----------
                                                                      75,139,129
                                                                     -----------
CAPITAL EQUIPMENT (0.7%)
   Applied Power, Inc.                                   198,100       5,410,606
                                                                     -----------
COMMUNICATIONS & MEDIA (11.3%)
   Abovenet Communications, Inc. +                       140,000       5,652,500
   Central European Media Enterprises, Ltd. Class A +    244,700       1,590,550
   Go2Net, Inc. +                                         58,200       5,347,125
   Granite Broadcasting Corp. +                          321,600       2,512,500
   Hispanic Broadcasting Corp. +                         256,200      19,439,175
   Infoseek Corp. +                                       95,500       4,578,031
   InfoSpace.com, Inc. +                                 193,400       9,089,800
   Metro Networks, Inc. +                                249,400      13,311,725
   Outdoor Systems, Inc. +                               242,662       8,857,181
   Penton Media, Inc.                                    350,000       8,487,500
   Xoom.com, Inc. +                                       79,208       4,158,420
                                                                     -----------
                                                                      83,024,507
                                                                     -----------
COMPUTERS (12.4%)
   Adaptec, Inc. +                                       200,900       7,094,281
   Business Objects SA ADR +                             294,000      10,731,000
   Citrix Systems, Inc. +                                309,800      17,503,700
   Legato Systems, Inc. +                                142,100       8,206,275
   Mercury Interactive Corp. +                           208,600       7,379,225
   MindSpring Enterprises, Inc. +                         91,800       4,067,887
   National Instruments Corp. +                          182,950       7,386,606
   Peregrine Systems, Inc. +                             172,200       4,423,387


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (CONT'D)
COMPUTERS (cont'd)
   Radiant Systems, Inc. +                               500,800     $ 7,136,400
   Remedy Corp. +                                        334,100       8,978,937
   Transaction Systems Architects, Inc. Class A +        209,900       8,186,100
                                                                     -----------
                                                                      91,093,798
                                                                     -----------
CONSUMER NON-DURABLES (0.7%)
   Central Garden & Pet Co. +                            476,800       4,887,200
                                                                     -----------
CONSUMER SERVICES (2.8%)
   DeVry, Inc. +                                         509,700      11,404,537
   Strayer Education, Inc.                               291,300       8,939,269
                                                                     -----------
                                                                      20,343,806
                                                                     -----------
ELECTRONICS (10.5%)
   Avant! Corp. +                                        493,000       6,224,125
   Burr-Brown Corp. +                                    277,100      10,148,787
   C-Cube Microsystems, Inc. +                           226,900       7,189,894
   Electronics for Imaging, Inc. +                       221,500      11,379,562
   Etec Systems, Inc. +                                  171,900       5,715,675
   Galileo Technology Corp. +                            139,800       6,334,688
   Novellus Systems, Inc. +                              186,500      12,728,625
   Pairgain Technologies, Inc. +                         391,300       4,499,950
   Photronics, Inc. +                                    270,600       6,629,700
   QLogic Corp. +                                         47,400       6,256,800
                                                                     -----------
                                                                      77,107,806
                                                                     -----------
ENERGY (1.3%)
   Stone Energy Corp. +                                  226,500       9,597,937
                                                                     -----------
ENVIRONMENTAL SERVICES (1.3%)
   Casella Waste Systems, Inc. +                         364,700       9,482,200
                                                                     -----------
FINANCIAL SERVICES (1.3%)
   Enhance Financial Services Group, Inc.                221,400       4,372,650
   Telebanc Financial Corp. +                            144,000       5,580,000
                                                                     -----------
                                                                       9,952,650
                                                                     -----------
HEALTHCARE (8.9%)
   Advance Paradigm, Inc. +                              225,300      13,743,300
   Core, Inc. +                                          748,800       6,084,000
   MiniMed, Inc. +                                       226,000      17,387,875
   Oxford Health Plans, Inc. +                           340,600       5,300,587
   Renal Care Group, Inc.                                336,550       8,708,231
   Schein (Henry) , Inc. +                               202,500       6,416,719
   Sunrise Assisted Living, Inc.                         228,600       7,972,425
                                                                     -----------
                                                                      65,613,137
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (CONT'D)
LEISURE & ENTERTAINMENT (6.7%)
   Coach USA, Inc. +                                     166,400     $ 6,978,400
   Fairfield Communities, Inc. +                         771,300      12,437,213
   Premier Parks, Inc.                                   334,100      12,278,175
   Sunterra Corp.                                        557,400       7,768,763
   Vistana, Inc. +                                       612,500       9,646,875
                                                                     -----------
                                                                      49,109,426
                                                                     -----------
METALS & MINING (0.6%)
   Metals USA, Inc. +                                    331,600       4,227,900
                                                                     -----------
OIL SERVICES (4.2%)
   BJ Services Co. +.                                    180,500       5,313,469
   Cooper Cameron Corp. +                                124,500       4,614,281
   Petroleum Geo-Services ADR +                          663,400       9,868,075
   Smith International, Inc. +                           256,300      11,133,031
   Southern Mineral Corp.                                176,625          60,715
                                                                     -----------
                                                                      30,989,571
                                                                     -----------
PHARMACEUTICALS (4.5%)
   Alkermes, Inc. +                                      465,500      10,764,688
   ChiRex, Inc. +                                        273,500       8,786,188
   Sepracor, Inc. +                                      112,000       9,100,000
   Serologicals Corp. +                                  514,700       4,181,938
                                                                     -----------
                                                                      32,832,814
                                                                     -----------
REAL ESTATE (0.8%)
   U.S. Restaurant Properties, Inc.                      273,450       5,810,813
                                                                     -----------
RETAIL (2.1%)
   99 Cents Only Stores +                                114,850       5,735,322
   Ames Department Stores, Inc. +                        157,100       7,167,688
   ONSALE, Inc. +                                        151,400       2,867,138
                                                                     -----------
                                                                      15,770,148
                                                                     -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                         NUMBER
                                                           OF
                                                         SHARES        VALUE
                                                        -------        -----

COMMON STOCK (CONT'D)
TELECOMMUNICATIONS & EQUIPMENT (10.1%)
   Cabletron Systems, Inc. +                            518,100    $  6,735,300
   Concentric Network Corp. +                           369,700      14,695,575
   Gilat Satellite Networks, Ltd. +                     239,000      12,547,500
   Harmonic, Inc. +                                      13,200         758,175
   Omnipoint Corp. +                                    206,400       5,972,700
   Powertel, Inc. +                                     223,800       6,686,025
   Scientific-Atlanta, Inc.                             209,600       7,545,600
   Viatel, Inc. +                                       234,500      13,161,313
   Western Wireless Corp. Class A +                     242,000       6,534,000
                                                                   ------------
                                                                     74,636,188
                                                                   ------------
TRANSPORTATION (2.0%)
   Mark VII, Inc. +                                     347,900       5,783,838
   Swift Transportation Co., Inc. +                     399,150       8,781,300
                                                                   ------------
                                                                     14,565,138
                                                                   ------------
TOTAL COMMON STOCK (cost $552,211,591)                              697,881,994
                                                                   ------------
SHORT TERM INVESTMENTS (5.3%)
   Institutional Money Market Trust                   4,136,597       4,136,597
   RBB Money Market Fund                             34,717,912      34,717,912
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (Cost $38,854,509)                      38,854,509
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (100.1%)
   (Cost $591,066,100*)                                             736,736,503
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                          (435,573)
                                                                   ------------
NET ASSETS (100.0%) (applicable to 43,084,371
   shares outstanding)                                             $736,300,930
                                                                   ============
NET ASSET VALUE, offering and redemption
   price per share ($736,300,930 / 43,084,371)                           $17.09
                                                                         ======
                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $591,225,039.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (91.3%)
AEROSPACE & DEFENSE (1.3%)
   Orbital Sciences Corp. +                               39,200      $  926,100
                                                                      ----------
BUSINESS SERVICES (11.2%)
   ACNielsen Corp. +                                      20,500         620,125
   BISYS Group, Inc. +                                    21,600       1,263,600
   CB Richard Ellis Services, Inc. +                      64,100       1,594,487
   Lason, Inc. +                                          16,200         803,925
   On Assignment, Inc. +                                  15,700         410,162
   Pharmaceutical Product Development, Inc. +             19,000         520,125
   QRS Corp. +                                            16,200       1,263,600
   Saatchi & Saatchi PLC ADR                              52,000         867,750
   SunGard Data Systems, Inc. +                           27,700         955,650
                                                                      ----------
                                                                       8,299,424
                                                                      ----------
COMMUNICATIONS & MEDIA (16.9%)
   America Online, Inc. +                                  8,600         950,300
   At Home Corp. Series A +                               14,000         755,125
   Central European Media Enterprises, Ltd. +             58,800         382,200
   Chancellor Media Corp. Class A +                       14,000         771,750
   Hispanic Broadcasting Corp.                            27,000       2,048,625
   Infoseek Corp. +                                        7,500         359,531
   Outdoor Systems, Inc. +                                44,630       1,629,013
   Salon.com, Inc. +                                      61,000         579,500
   Shaw Communications, Inc. Class B                      40,800       1,621,800
   USA Networks, Inc. +                                   34,300       1,376,287
   Yahoo!, Inc. +                                         11,600       1,998,100
                                                                      ----------
                                                                      12,472,231
                                                                      ----------
COMPUTERS (10.0%)
   BMC Software, Inc. +                                   14,300         772,200
   Citrix Systems, Inc. +                                 27,700       1,565,050
   Concord Communications, Inc. +                         14,400         648,000
   Intuit, Inc. +                                         11,100       1,000,387
   Micrografx, Inc. +                                      5,900          35,769
   Network Appliance, Inc. +                              22,100       1,234,837
   Novell, Inc. +                                         41,100       1,089,150
   Verisign, Inc. +                                        9,600         828,000
   Women.com Networks                                     75,988         250,001
                                                                      ----------
                                                                       7,423,394
                                                                      ----------
CONSUMER NON-DURABLES (2.6%)
   Blyth Industries, Inc. +                               36,800       1,265,000
   Dial Corp.                                             18,700         695,406
                                                                      ----------
                                                                       1,960,406
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (CONT'D)
CONSUMER SERVICES (1.2%)
   DeVry, Inc. +                                          38,500      $  861,437
                                                                      ----------
DISTRIBUTION (0.3%)
   WESCO International, Inc. +                            12,400         254,200
                                                                      ----------
ELECTRONICS (11.9%)
   KLA-Tencor Corp. +                                     10,600         687,675
   Maxim Integrated Products, Inc. +                      34,600       2,300,900
   Solectron Corp. +                                      11,800         786,912
   Uniphase Corp. +                                       15,800       2,622,800
   Vitesse Semiconductor Corp. +                          19,400       1,308,287
   Xilinx, Inc. +                                         18,700       1,070,575
                                                                      ----------
                                                                       8,777,149
                                                                      ----------
ENERGY (0.1%)
   Chaparral Resources, Inc. +                             2,777         105,556
                                                                      ----------
FINANCIAL SERVICES (4.1%)
   3i Group PLC                                           48,000         545,901
   AMBAC Financial Group, Inc.                            10,300         588,388
   AMVESCAP PLC ADR                                        9,700         451,050
   E*Trade Group, Inc.                                    21,000         838,688
   T. Rowe Price Associates, Inc.                         16,300         625,513
                                                                      ----------
                                                                       3,049,540
                                                                      ----------
FOOD, BEVERAGES & TOBACCO (1.3%)
   Ben & Jerry's Homemade, Inc. Class A                   35,500         985,125
                                                                      ----------
HEALTHCARE (2.3%)
   AmeriSource Health Corp. Class A +                     16,600         423,300
   Amgen, Inc. +                                           9,600         584,400
   Women First Healthcare, Inc. +                         50,100         663,825
                                                                      ----------
                                                                       1,671,525
                                                                      ----------
LEISURE & ENTERTAINMENT (3.1%)
   Coach USA, Inc. +                                      18,000         754,875
   Fairfield Communities, Inc. +                          31,700         511,163
   Premier Parks, Inc.                                    28,900       1,062,075
                                                                      ----------
                                                                       2,328,113
                                                                      ----------
LODGING & RESTAURANTS (0.7%)
   Tricon Global Restaurants, Inc. +                       9,000         487,125
                                                                      ----------
OIL SERVICES (2.7%)
   Cooper Cameron Corp. +                                 19,000         704,188
   Nabors Industries, Inc. +                              27,900         681,806
   Petroleum Geo - Services ADR +                         41,200         612,850
                                                                      ----------
                                                                       1,998,844
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES        VALUE
                                                        -------        -----

COMMON STOCK (CONT'D)
PHARMACEUTICALS (2.6%)
   Alkermes, Inc. +                                      27,300      $  631,313
   Medimmune, Inc.                                       10,800         731,700
   SangStat Medical Corp. +                              20,000         345,000
   Serologicals Corp. +                                  31,500         255,938
                                                                     ----------
                                                                      1,963,951
                                                                     ----------
PUBLISHING (3.4%)
   Central Newspapers, Inc. Class A                      37,200       1,399,650
   Scholastic Corp. +                                    21,800       1,103,625
                                                                     ----------
                                                                      2,503,275
                                                                     ----------
RETAIL (3.7%)
   Amazon.com, Inc. +                                     5,000         625,625
   CDnow, Inc. +                                         30,800         542,850
   Ross Stores, Inc.                                     12,900         649,838
   Staples, Inc. +                                       29,350         908,016
                                                                     ----------
                                                                      2,726,329
                                                                     ----------
TELECOMMUNICATIONS & EQUIPMENT (11.9%)
   Cisco Systems, Inc. +                                 32,550       2,099,475
   Exodus Communications, Inc. +                         12,000       1,439,250
   Gilat Satellite Networks, Ltd. +                      26,800       1,407,000
   MCI WorldCom, Inc. +                                  20,700       1,785,375
   Pinnacle Holdings, Inc. +                             51,500       1,261,750
   Viatel, Inc. +                                        14,400         808,200
                                                                     ----------
                                                                      8,801,050
                                                                     ----------
TOTAL COMMON STOCK (Cost $49,142,273)                                67,594,774
                                                                     ----------
PREFFERED STOCK (0.1%)
   Women.com Networks Series E + (Cost $52,250)           5,225          52,250
                                                                     ----------
SHORT TERM INVESTMENTS (9.5%)
   Institutional Money Market Trust                   3,546,509       3,546,509
   RBB Money Market Fund                              3,459,283       3,459,283
                                                                     ----------
TOTAL SHORT TERM INVESTMENTS (Cost $7,005,792)                        7,005,792
                                                                     ----------
TOTAL INVESTMENTS AT VALUE (100.9%)
   (Cost $56,200,315*)                                               74,652,816
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)                          (653,397)
                                                                     ----------
NET ASSETS (100.0%) (applicable to 5,571,693
   shares outstanding)                                              $73,999,419
                                                                     ==========
NET ASSET VALUE, offering and redemption
   price per share ($73,999,419 / 5,571,693)                             $13.28
                                                                         ======
                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $56,525,830.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF NET ASSETS--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (87.9%)
AEROSPACE & DEFENSE (2.3%)
   Gulfstream Aerospace Corp. +                            2,200      $  148,637
   Litton Industries, Inc. +                               2,150         154,262
   Raytheon Co. Class A                                    2,750         189,406
                                                                      ----------
                                                                         492,305
                                                                      ----------
BANKS & SAVINGS & LOANS (9.0%)
   AmSouth Bancorp. +                                      3,600          83,475
   Bank One Corp.                                          6,100         363,331
   Citigroup, Inc.                                         2,287         108,632
   Comerica, Inc.                                          9,900         588,431
   Compass Bancshares, Inc.                                3,600          98,100
   Golden West Financial Corp. +                           1,900         186,200
   UnionBanCal Corp.                                       3,100         111,987
   Wachovia Corp.                                          3,200         273,800
   Washington Mutual, Inc.                                 2,600          91,975
                                                                      ----------
                                                                       1,905,931
                                                                      ----------
BUILDING & BUILDING MATERIALS (1.3%)
   USG Corp.                                               5,000         280,000
                                                                      ----------
BUSINESS SERVICES (0.6%)
   WPP Group PLC                                           8,800          74,420
   WPP Group PLC ADR                                         700          60,025
                                                                      ----------
                                                                         134,445
                                                                      ----------
CAPITAL EQUIPMENT (7.9%)
   AlliedSignal, Inc.                                      2,900         182,700
   American Standard Co., Inc. +                           4,400         211,200
   Case Corp. +                                            2,800         134,750
   Emerson Electric Co.                                    1,750         110,031
   Federal-Mogul Corp.                                     7,100         369,200
   Ingersoll-Rand Co.                                      5,100         329,587
   ITT Industries, Inc.                                    2,800         106,750
   Kennametal, Inc.                                        1,100          34,100
   Navistar International Corp. +                          3,700         185,000
                                                                      ----------
                                                                       1,663,318
                                                                      ----------
CHEMICALS (1.6%)
   Ferro Corp.                                             5,750         158,125
   Rhone Poulenc SA ADR Series A                           4,050         186,806
                                                                      ----------
                                                                         344,931
                                                                      ----------
COMMUNICATIONS & MEDIA (0.5%)
   New York Times Co. Class A                              3,100         114,119
                                                                      ----------
COMPUTERS (7.3%)
   BMC Software, Inc. +                                    7,500         405,000
   Hewlett-Packard Co.                                     2,800         281,400

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF NET ASSETS--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (CONT'D)
COMPUTERS (cont'd)
   International Business Machines Corp.                   3,500      $  452,375
   Unisys Corp.                                           10,200         397,162
                                                                      ----------
                                                                       1,535,937
                                                                      ----------
CONGLOMERATES (0.8%)
   Harsco Corp.                                            5,500         176,000
                                                                      ----------
CONSUMER DURABLES (2.3%)
   Ford Motor Co.                                          6,400         361,200
   Meritor Automotive, Inc.                                4,700         119,850
                                                                      ----------
                                                                         481,050
                                                                      ----------
CONSUMER NON-DURABLES (0.7%)
   Premark International, Inc.                             3,700         138,750
                                                                      ----------
ELECTRONICS (2.1%)
   Intel Corp.                                             7,500         446,250
                                                                      ----------
ENERGY (7.2%)
   Amerada Hess Corp.                                      3,700         220,150
   BP Amoco PLC ADR                                        3,490         378,665
   Royal Dutch Petroleum Co. ADR                          10,600         638,650
   Total SA ADR                                            2,400         154,650
   Union Pacific Resources Group, Inc.                     8,500         138,656
                                                                      ----------
                                                                       1,530,771
                                                                      ----------
ENVIRONMENTAL SERVICES (2.3%)
   Allied Waste Industries, Inc. +                         6,700         132,325
   Waste Management, Inc. +                                6,600         354,750
                                                                      ----------
                                                                         487,075
                                                                      ----------
FINANCIAL SERVICES (11.6%)
   Ace, Ltd. +                                             6,200         175,150
   Countrywide Credit Industries, Inc. +                   6,500         277,875
   FINOVA Group, Inc.                                      2,450         128,931
   Household International, Inc.                           6,100         288,987
   Lehman Brothers Holdings, Inc. +                        6,650         413,963
   MBIA, Inc.                                              4,600         297,850
   MGIC Investment Corp. +                                 5,500         267,438
   PMI Group, Inc.                                         5,350         336,047
   Terra Nova Bermuda Holdings, Ltd. Class A               7,550         203,378
   Waddell & Reed Financial, Inc. Class A                  2,400          65,850
                                                                      ----------
                                                                       2,455,469
                                                                      ----------
FOOD, BEVERAGES & TOBACCO (4.9%)
   Anheuser-Busch Companies, Inc.                          1,950         138,328
   Corn Products International, Inc.                       3,550         108,053
   Heinz (H.J.) Co.                                        1,700          85,213
   Keebler Foods Co. +                                     9,950         302,231

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (CONT'D)
FOOD, BEVERAGES & TOBACCO (cont'd)
   Philip Morris Companies, Inc.                          10,100      $  405,894
                                                                      ----------
                                                                       1,039,719
                                                                      ----------
HEALTHCARE (2.7%)
   Baxter International, Inc.                              3,350         203,094
   Becton, Dickinson & Co.                                 5,200         156,000
   Trigon Healthcare, Inc. +                               5,550         201,881
                                                                      ----------
                                                                         560,975
                                                                      ----------
INDUSTRIAL MANUFACTURING & PROCESSING (3.5%)
   Dana Corp.                                              2,300         105,944
   Eaton Corp. +                                           1,700         156,400
   Minnesota Mining & Manufacturing Co.                    2,500         217,344
   UNOVA, Inc. +                                          16,200         257,175
                                                                      ----------
                                                                         736,863
                                                                      ----------
METALS & MINING (1.7%)
   Alcoa, Inc.                                             5,964         369,023
                                                                      ----------
OFFICE EQUIPMENT & SUPPLIES (0.6%)
   Pitney Bowes, Inc.                                      1,900         122,075
                                                                      ----------
OIL SERVICES (1.4%)
   Baker Hughes, Inc.                                      4,600         154,100
   Halliburton Co.                                         3,000         135,750
                                                                      ----------
                                                                         289,850
                                                                      ----------
REAL ESTATE (0.4%)
   Equity Residential Properties Trust                     1,900          85,619
                                                                      ----------
RETAIL (8.0%)
   Consolidated Stores Corp. +                             3,700          99,900
   Federated Department Stores, Inc. +                     4,950         262,041
   May Department Stores Co.                               7,700         314,738
   OfficeMax, Inc. +                                       7,700          92,400
   Payless ShoeSource, Inc. +                              1,628          87,098
   Ross Stores, Inc.                                       6,700         337,513
   Saks, Inc. +                                            2,850          82,294
   Sears, Roebuck & Co.                                    2,300         102,494
   TJX Companies, Inc.                                     9,600         319,800
                                                                      ----------
                                                                       1,698,278
                                                                      ----------
TELECOMMUNICATIONS & EQUIPMENT (4.7%)
   Ameritech Corp.                                         4,300         316,050
   Bell Atlantic Corp.                                     6,800         444,550
   SBC Communications, Inc.                                4,000         232,000
                                                                      ----------
                                                                         992,600
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (CONT'D)
TRANSPORTATION (0.5%)
   Burlington Northern Santa Fe Corp.                     3,100      $   96,100
                                                                     ----------
UTILITIES-ELECTRIC (2.0%)
   Allegheny Energy, Inc.                                 4,350         139,472
   American Electric Power Co., Inc.                      2,800         105,175
   Illinova Corp.                                         2,900          79,025
   Wisconsin Energy Corp.                                 4,300         107,769
                                                                     ----------
                                                                        431,441
                                                                     ----------
TOTAL COMMON STOCK (Cost $16,084,592)                                18,608,894
                                                                     ----------
PREFERRED STOCK (0.1%)
REAL ESTATE (0.1%)
   Equity Residential Properties Series G 7.25% (Convertible)
   (Callable 09/15/02 @ $25.91) (Cost $20,254)              800          19,050
                                                                     ----------
                                                          PAR
                                                         (000)
                                                        -------
CORPORATE BONDS (0.1%)
ELECTRONICS (0.1%)
   National Semiconductor Corp. (Convertible) (Ba2, BB)
   6.500% 10/01/02 (Cost $28,546)                      $     30          28,650
                                                                      ---------

                                                          NUMBER
                                                            OF
                                                          SHARES
                                                         -------

SHORT TERM INVESTMENTS (12.0%)
   Institutional Money Market Trust                   1,538,125       1,538,125
   RBB Money Market Fund                              1,004,290       1,004,290
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS (Cost $2,542,415)                        2,542,415
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $18,675,807*)              21,199,009
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                           (19,727)
                                                                    -----------
NET ASSETS (100.0%) (applicable to 1,600,671
   shares outstanding)                                              $21,179,282
                                                                    ============
NET ASSET VALUE, offering and redemption
   price per share ($21,179,282 / 1,600,671)                             $13.23
                                                                         ======
                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $18,726,014.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCKS (89.5%)
ARGENTINA (1.1%)
   Telefonica de Argentina SA ADR                          2,040      $   64,005
                                                                      ----------
AUSTRALIA (1.8%)
   Novus Petroleum, Ltd.                                  30,000          33,162
   Oil Search, Ltd.                                       46,800          69,421
                                                                      ----------
                                                                         102,583
                                                                      ----------
BRAZIL (8.5%)
   Companhia Paranaense de Energia-Copel ADR              10,100          84,587
   Embratel Participacoes SA ADR                           7,000          97,125
   Petroleo Brasileiro SA                                670,000         103,923
   Tele Norte Leste Participacoes SA                   6,816,237         121,104
   Telecomunicacoes de Sao Paulo SA                      602,200          70,989
                                                                      ----------
                                                                         477,728
                                                                      ----------
CHILE (0.9%)
   Distribucion y Servicio SA ADR                          2,700          50,625
                                                                      ----------
CROATIA (2.2%)
   Pliva DD GDR                                            8,230         122,414
                                                                      ----------
GREECE (2.2%)
   Hellenic Telecommunication Organization SA ADR         10,960         121,245
                                                                      ----------
HONG KONG (6.1%)
   China Telecom, Ltd. +                                  30,000          83,327
   Cosco Pacific, Ltd.                                    32,000          26,603
   Guoco Group, Ltd.                                      16,000          42,894
   Pacific Century +                                      30,000          24,283
   Shaw Brothers, Ltd.                                    52,000          35,522
   SmarTone Telecommunications Holdings, Ltd.             15,200          54,072
   Wing Hang Bank, Ltd.                                   24,000          77,179
                                                                      ----------
                                                                         343,880
                                                                      ----------
HUNGARY (2.5%)
   BorsodChem                                                400           9,675
   Mol Magyar Olaj-es Gazipari                               970          23,380
   OTP Bank                                                2,610         108,879
                                                                      ----------
                                                                         141,934
                                                                      ----------
INDIA (6.5%)
   Mahanagar Telephone Nigam, Ltd. GDR                    13,075         129,442
   State Bank of India, Ltd. GDR                          13,400         164,485
   Videsh Sanchar Nigam, Ltd. GDR                          5,400          69,187
                                                                      ----------
                                                                         363,114
                                                                      ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (CONT'D)
ISRAEL (2.8%)
   Blue Square Israel Co., Ltd. ADR                        3,241       $  51,451
   ECI Telecommunications Limited Designs                  1,660          55,091
   Orbotech, Ltd. +                                        1,000          52,125
                                                                       ---------
                                                                         158,667
                                                                       ---------
MALAYSIA (0.9%)
   Commerce Asset Holdings BHD                            11,000          27,211
   Tenaga Nasional BHD                                    10,000          23,026
                                                                        --------
                                                                          50,237
                                                                        --------
MEXICO (9.3%)
   Carso Global Telecom SA                                13,600          85,938
   Fomento Economico Mexicano SA de CV ADR                 2,220          88,522
   Grupo Financiero Bancomer SA de CV                    151,000          54,501
   Grupo Financiero Banorte SA de CV Class O +            21,100          30,820
   Grupo Industrial Bimbo SA de CV Class A                38,700          86,021
   Grupo Industrial Saltillo SA de CV                     21,900          78,813
   Telefonos de Mexico SA ADR                              1,200          96,975
                                                                        --------
                                                                         521,590
                                                                        --------
PERU (1.6%)
   Credicorp, Ltd. ADR                                     7,900          86,900
                                                                        --------
PHILIPPINES (1.4%)
   Philippine Long Distance Telephone Co.                  2,590          78,962
                                                                        --------
POLAND (2.0%)
   Bank Slaski SA                                            482          23,588
   Elektrim Spolka Akcyjna SA                              6,146          86,942
                                                                        --------
                                                                         110,530
                                                                        --------
SINGAPORE (2.0%)
   Keppel Telecommunications & Transportation, Ltd.       21,000          29,604
   Overseas Union Bank, Ltd.                              17,000          81,881
                                                                        --------
                                                                         111,485
                                                                        --------
SOUTH AFRICA (9.0%)
   ABSA Group, Ltd.                                       17,100          96,774
   Billiton PLC                                           20,400          70,487
   C.G. Smith, Ltd.                                       30,300          87,119
   Sanlam, Ltd. +                                        105,140         124,579
   Sappi, Ltd.                                             5,900          43,216
   South African Breweries PLC                             9,100          79,021
                                                                        --------
                                                                         501,196
                                                                        --------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          NUMBER
                                                            OF
                                                          SHARES        VALUE
                                                         -------        -----

COMMON STOCK (CONT'D)
SOUTH KOREA (17.6%)
   Cheil Jedang Corp.                                      1,200      $   94,448
   Hankuk Electric Glass Co., Ltd.                         5,480         234,357
   Hite Brewery Co., Ltd.                                  2,328          80,854
   Hyundai Industrial Development & Construction           1,964          27,488
   Korea Telecom Corp.                                     1,490          98,864
   Korea Telecom Corp. ADR +                               1,980          79,200
   Samsung Corp.                                           3,700          86,949
   Samsung Electronics Co., Ltd.                           1,188         130,351
   Shinhan Bank                                            7,300          81,990
   Trigem Computer, Inc.                                   1,800          69,981
                                                                       ---------
                                                                         984,482
                                                                       ---------
TAIWAN (8.6%)
   Far Eastern Textile                                    35,000          52,014
   Phoenixtec Power Co., Ltd.                             40,000          79,879
   Taishin International Bank                             99,000          73,563
   Taiwan Semiconductor Manufacturing Co. +               40,510         154,896
   United Microelectronics Co., Ltd.                      29,900          64,338
   Yang Ming Marine Transport, Ltd. +                     90,000          58,516
                                                                       ---------
                                                                         483,206
                                                                       ---------
THAILAND (0.6%)
   Hana Microelectronics Public Co., Ltd.                 11,600          34,919
                                                                       ---------
TURKEY (1.9%)
   Akcansa Cimento AS                                  2,778,000          28,306
   Yapi Ve Kredi Bankasi AS                            2,892,600          41,812
   Yapi ve Kredi Bankasi AS Non-Tradeable Receipts     2,314,080          33,449
                                                                       ---------
                                                                         103,567
                                                                       ---------
TOTAL COMMON STOCKS (Cost $4,022,270)                                  5,013,269
                                                                       ---------
PREFERRED STOCK (1.4%)
THAILAND (1.4%)
   Siam Commercial Bank Public Co., Ltd. +
   (Cost $39,038)                                         55,500          79,019
                                                                       ---------
WARRANTS (1.6%)
THAILAND (1.6%)
   Siam Commercial Bank Public Co., Ltd. 05/10/02 +
   (Cost $0)                                             136,000          87,596
                                                                       ---------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)--JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                                          PAR
                                                         (000)           VALUE
                                                        --------       ---------

CORPORATE BONDS (1.3%)
POLAND (1.3%)
   Elektrim Finance BV 3.75% 07/02/04
   (Convertible) (Callable 1/15/01 @ 100.00 EUR)
   (Putable 12/15/01 @ 109.22 EUR)                     $     68     $    70,126
                                                                    -----------
                                                         NUMBER
                                                           OF
                                                         SHARES
                                                        --------
SHORT TERM INVESTMENTS (6.1%)
   Institutional Money Market Trust                      75,169          75,170
   RBB Money Market Fund                                265,079         265,079
                                                                     ----------
TOTAL SHORT TERM INVESTMENTS (Cost $340,249)                            340,249
                                                                     ----------
TOTAL INVESTMENTS AT VALUE (99.9%) (Cost $4,538,704*)                 5,590,259
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES (0.1%)                        6,805
                                                                     ----------
NET ASSETS (100.0%) (applicable to 510,270
   shares outstanding)                                               $5,597,064
                                                                     ==========
NET ASSET VALUE, offering and redemption
   price per share ($5,597,064 / 510,270)                                $10.97
                                                                         ======
                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                        GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $4,567,981.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                INTERNATIONAL   SMALL COMPANY   POST-VENTURE      GROWTH &      EMERGING
                                   EQUITY         GROWTH          CAPITAL          INCOME        MARKETS
                                  PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO
                                -------------   -------------   ------------      ---------     ---------
INVESTMENT INCOME:
    Dividends                    $5,837,590       $223,555        $32,970          $111,505      $46,530
    Interest                        526,929      1,180,300         93,602            48,595        9,814
    Foreign taxes withheld         (396,321)             0         (1,846)           (1,820)     (34,984)
                                 ----------      ---------        -------          --------      -------
      Total investment income     5,968,198      1,403,855        124,726           158,280       21,360
                                 ----------      ---------        -------          --------      -------
EXPENSES:
    Investment advisory           1,764,958      3,066,455        390,799            61,856       23,193
    Administrative services         387,833        660,545         65,925            22,743        7,571
    Audit                            11,349         12,730          6,103             5,578        5,745
    Custodian/Sub-custodian         129,645         70,025          9,818            12,542        2,652
    Trustees                          1,344          1,003            947               986          970
    Interest                            594            815           (133)               20           12
    Insurance                         3,048          5,591            725               297          171
    Legal                            13,900         22,547          2,514             1,051          123
    Offering/Organizational costs     6,170          8,718              0                 0       12,072
    Printing                         16,545         25,892          8,557             1,803          553
    Registration                          1            (17)            16               (17)         (33)
    Transfer agent                   11,272         24,108          4,588               908        1,069
    Miscellaneous                     3,467          1,037            663               632          599
                                 ----------      ---------        -------          --------      -------
                                  2,350,126      3,899,449        490,522           108,399       54,697
    Less: fees waived,
          expenses reimbursed
          and transfer agent
          fee offsets               (12,395)       (27,682)       (52,827)          (25,924)     (28,722)
                                 ----------      ---------        -------          --------      -------
      Total expenses              2,337,731      3,871,767        437,695            82,475       25,975
                                 ----------      ---------        -------          --------      -------
        Net investment
          income/(loss)           3,630,467     (2,467,912)      (312,969)           75,805       (4,615)
                                 ----------      ---------        -------          --------      -------
NET REALIZED AND UNREALIZED GAIN FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  ITEMS:
    Net realized gain from
      security and other
      related transactions       10,493,918     40,855,112      1,297,487         1,096,839      359,426
    Net realized loss from
      foreign currency related
      items                      (5,369,443)             0           (431)               (4)     (30,437)
    Net change in unrealized
      appreciation from
      investments and foreign
      currency related items     18,629,521      6,350,025      6,366,845         1,314,384      993,571
                                 ----------      ---------      ---------        ----------      -------
      Net realized and unrealized
        gain from investments and
        foreign currency related
        items                    23,753,996     47,205,137      7,663,901         2,411,219    1,322,560
                                 ----------      ---------      ---------        ----------   ----------
    Net increase in net assets
      resulting from operations $27,384,463    $44,737,225     $7,350,932        $2,487,024   $1,317,945
                                ===========    ===========     ==========        ==========   ==========



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                   INTERNATIONAL EQUITY PORTFOLIO           SMALL COMPANY GROWTH PORTFOLIO
                                  ----------------------------------       --------------------------------
                                    FOR THE                                 FOR THE
                                   SIX MONTHS                              SIX MONTHS
                                     ENDED              FOR THE              ENDED            FOR THE
                                  JUNE 30, 1999       YEAR ENDED           JUNE 30, 1999      YEAR ENDED
                                   (UNADUITED)    DECEMEBR 31, 1998        (UNADUITED)    DECEMEBR 31, 1998
                                  -------------   -----------------       -------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)     $  3,630,467        $  2,508,512        $ (2,467,912)      $  (3,446,956)
  Net realized gain (loss) from
    security and other related
    transactions                     10,493,918         (13,570,730)         40,855,112         (24,310,017)
  Net realized gain (loss) from
    foreign currency related items   (5,369,443)          4,293,895                   0                   0
  Net change in unrealized
    appreciation from investments
    and foreign currency
    related items                    18,629,521          27,818,000           6,350,025          12,266,488
                                  -------------        ------------       -------------        ------------
    Net increase (decrease) in net
      assets resulting from
      operations                     27,384,463          21,049,677          44,737,225         (15,490,485)
                                  -------------        ------------       -------------        ------------
FROM DISTRIBUTIONS:
  Dividends from net investment
    income                                    0          (1,737,856)                  0                   0
  Return of Capital                           0                   0                   0                   0
  Distributions from realized gains           0            (203,842)                  0                   0
                                  -------------        ------------       -------------        ------------
    Net decrease in net assets
      from distributions                      0          (1,941,698)                  0                   0
                                  -------------        ------------       -------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares      494,826,268         560,600,065          79,355,575         356,119,068
  Reinvested dividends                        0           1,941,380                   0                   0
  Net asset value of shares
    redeemed                       (492,520,490)       (568,753,948)       (122,694,035)       (272,120,075)
                                  -------------        ------------       -------------        ------------
  Net increase (decrease) in net
    assets from capital
    share transactions                2,305,778          (6,212,503)        (43,338,460)         83,998,993
                                  -------------        ------------       -------------        ------------
  Net increase in net assets         29,690,241          12,895,476           1,398,765          68,508,508

NET ASSETS:
  Beginning of period               360,124,458         347,228,982         734,902,165         666,393,657
                                  -------------        ------------       -------------        ------------
  End of Period                   $ 389,814,699        $360,124,458       $ 736,300,930        $734,902,165
                                  =============        ============       =============        ============
UNDISTRIBUTED NET INVESTMENT
INCOME                            $           0         $   109,776       $           0        $          0
                                  =============        ============       =============        ============



                                                                                     GROWTH & INCOME
                                    POST-VENTURE CAPITAL PORTFOLIO                     PORTFOLIO
                                  -----------------------------------      ----------------------------------
                                      FOR THE                                  FOR THE
                                     SIX MONTHS                               SIX MONTHS
                                       ENDED             FOR THE                ENDED            FOR THE
                                    JUNE 30, 1999       YEAR ENDED           JUNE 30, 1999      YEAR ENDED
                                    (UNADUITED)     DECEMEBR 31, 1998        (UNADUITED)    DECEMEBR 31, 1998
                                   -------------    -----------------       -------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)       $  (312,969)         $  (377,268)         $   75,805          $   87,349
  Net realized gain (loss) from
    security and other related
    transactions                       1,297,487           (5,574,888)          1,096,839            (454,057)
  Net realized gain (loss) from
    foreign currency related items          (431)                   0                  (4)                (61)
  Net change in unrealized
    appreciation from investments
    and foreign currency
    related items                      6,366,845            8,660,364           1,314,384           1,140,836
                                     -----------         ------------         -----------         -----------
    Net increase (decrease) in net
      assets resulting from
      operations                       7,350,932            2,708,208           2,487,024             774,067
                                     -----------         ------------         -----------         -----------
FROM DISTRIBUTIONS:
  Dividends from net investment
    income                                     0                    0                   0            (116,510)
  Return of Capital                            0                    0                   0                   0
  Distributions from realized gains            0                    0                   0                   0
                                     -----------         ------------         -----------         -----------
    Net decrease in net assets
      from distributions                       0                    0                   0            (116,510)
                                     -----------         ------------         -----------         -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares        35,730,684           82,888,701           6,617,960          14,068,832
  Reinvested dividends                         0                    0                   0             115,563
  Net asset value of shares
    redeemed                         (31,137,271)         (54,062,024)         (2,306,471)         (2,454,324)
                                     -----------         ------------         -----------         -----------
  Net increase (decrease) in net
    assets from capital
    share transactions                 4,593,413           28,826,677           4,311,489          11,730,071
                                     -----------         ------------         -----------         -----------
  Net increase in net assets          11,944,345           31,534,885           6,798,513          12,387,628

NET ASSETS:
  Beginning of period                 62,055,074           30,520,189          14,380,769           1,993,141
                                     -----------         ------------         -----------         -----------
  End of Period                      $73,999,419         $ 62,055,074         $21,179,282         $14,380,769
                                     ===========         ============         ===========         ===========
UNDISTRIBUTED NET INVESTMENT
INCOME                               $         0         $          0           $  85,015           $   9,214
                                     ===========         ============         ===========         ===========


                                            EMERGING MARKETS
                                              PORTFOLIO
                                    ---------------------------------
                                       FOR THE
                                      SIX MONTHS
                                        ENDED           FOR THE
                                     JUNE 30, 1999     YEAR ENDED
                                     (UNADUITED)    DECEMEBR 31, 1998
                                    -------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)         $   (4,615)         $   29,497
  Net realized gain (loss) from
    security and other related
    transactions                          359,426            (248,533)
  Net realized gain (loss) from
    foreign currency related item         (30,437)             (7,185)
  Net change in unrealized
    appreciation from investments
    and foreign currency
    related items                         993,571              72,885
                                       ----------          ----------
    Net increase (decrease) in net
      assets resulting from
      operations                        1,317,945            (153,336)
                                       ----------          ----------
FROM DISTRIBUTIONS:
  Dividends from net investment
    income                                      0             (22,312)
  Return of Capital                             0                (494)
  Distributions from realized gains             0                   0
                                       ----------          ----------
    Net decrease in net assets
      from distributions                        0             (22,806)
                                       ----------          ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares          2,404,116           2,979,651
  Reinvested dividends                          0              15,065
  Net asset value of shares
    redeemed                             (820,769)           (123,902)
                                       ----------          ----------
  Net increase (decrease) in net
    assets from capital
    share transactions                  1,583,347           2,870,814
                                       ----------          ----------
  Net increase in net assets            2,901,292           2,694,672

NET ASSETS:
  Beginning of period                   2,695,772               1,100
                                       ----------          ----------
  End of Period                        $5,597,064          $2,695,772
                                       ==========          ==========
UNDISTRIBUTED NET INVESTMENT
INCOME                                    $     0          $        0
                                       ==========          ==========

                 See Accompanying Notes to Financial Statements.


                                      32-33

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                                          FOR THE PERIOD
                                              FOR THE SIX                                                  JUNE 30, 1995
                                             MONTHS ENDED           FOR THE YEAR ENDED DECEMBER 31,      (COMMENCEMENT OF
                                             JUNE 30, 1999       -----------------------------------    OPERATIONS) THROUGH
                                              (UNAUDITED)         1998        1997         1996          DECEMBER 31, 1995
                                             -------------      -------     -------       -------       -------------------
PERIOD ENDED:
PER-SHARE DATA
  Net asset value, beginning of period        $  10.99         $  10.49    $  11.48      $  10.65           $  10.00
                                              --------         --------    --------      --------           --------
INVESTMENT ACTIVITIES:
  Net investment income                           0.11             0.08        0.10          0.00               0.03
  Net gains or losses on investments and
    foreign currency related items (both
    realized and unrealized)                      0.65             0.48       (0.37)         1.06               0.70
                                              --------         --------    --------      --------           --------
      Total from investment activities            0.76             0.56       (0.27)         1.06               0.73
                                              --------         --------    --------      --------           --------
DISTRIBUTIONS:
  From net investment income                      0.00            (0.05)      (0.01)        (0.06)             (0.01)
  In excess of net investment income              0.00             0.00        0.00         (0.10)             (0.07)
  From realized gains                             0.00            (0.01)       0.00         (0.06)              0.00
  In excess of realized gains                     0.00             0.00       (0.71)        (0.01)              0.00
                                              --------         --------    --------      --------           --------
      Total distributions                         0.00            (0.06)      (0.72)        (0.23)             (0.08)
                                              --------         --------    --------      --------           --------
NET ASSET VALUE, END OF PERIOD                $  11.75         $  10.99    $  10.49      $  11.48           $  10.65
                                              ========         ========    ========      ========           ========
      Total return                                6.92%1           5.35%     (2.26)%         9.98%             7.30%1

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                              $389,815         $360,124    $347,229      $298,218            $64,537
    Ratio of expenses to average net assets       1.32%2,3         1.33%2      1.36%2        1.36%2             1.44%3
    Ratio of net income to average net assets     2.06%3            .68%        .66%          .64%               .48%3
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                               .00%             .00%        .00%          .04%               .77%3
Portfolio turnover rate                          82.21%1         105.28%      78.65%        30.82%              8.31%1

--------------------------------------------------------------------------------
1 Non-annualized.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .01%, .00%, .01% and .00% for the period ended June 30, 1999 and for the years ended December 31, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratios after reflecting these arrangements were 1.33%, 1.33%, 1.35% and 1.36% for the period ended June 30, 1999 and for the years ended December 31, 1998, 1997 and 1996, respectively.
3 Annualized.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                                           FOR THE PERIOD
                                              FOR THE SIX                                                  JUNE 30, 1995
                                             MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,        (COMMENCEMENT OF
                                             JUNE 30, 1999     ----------------------------------       OPERATIONS) THROUGH
                                              (UNAUDITED)        1998        1997          1996          DECEMBER 31, 1995
                                             -------------     --------    --------      --------       -------------------
PERIOD ENDED:
PER-SHARE DATA
  Net asset value, beginning of period        $  16.01         $  16.48    $  14.25      $  12.51            $  10.00
                                              --------         --------    --------      --------            --------
INVESTMENT ACTIVITIES:
  Net investment loss                            (0.07)           (0.06)      (0.07)        (0.06)              (0.01)
  Net gains or losses on investments
    and foreign currency related items
    (both realized and unrealized)                1.15            (0.41)       2.30          1.80                2.52
                                              --------         --------    --------      --------            --------
      Total from investment activities            1.08            (0.47)       2.23          1.74                2.51
                                              --------         --------    --------      --------            --------
NET ASSET VALUE, END OF PERIOD                $  17.09         $  16.01    $  16.48      $  14.25            $  12.51
                                              ========         ========    ========      ========            ========
      Total return                                6.75%1         (2.85)%      15.65%        13.91%              25.10%1

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                              $736,301         $734,902    $666,394      $339,398             $97,445
    Ratio of expenses to average net assets       1.14%2,3         1.14%2      1.15%2        1.16%2              1.25%3
    Ratio of net loss to average net assets       (.72)%3         (.51)%      (.56)%         (.66)%              (.36)%3
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                               .00%             .00%        .00%          .01%                .25%3
Portfolio turnover rate                          65.71%1          65.61%      92.45%       101.50%              34.25%1

--------------------------------------------------------------------------------
1  Non-annualized.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .01%, .00%, .01% and .00% for the period ended June 30, 1999 and for the years ended December 31, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratios after reflecting these arrangements were 1.15%, 1.14%, 1.14% and 1.16% for the period ended June 30, 1999 and for the years ended December 31, 1998, 1997 and 1996, respectively.
3 Annualized.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                                                         FOR THE PERIOD
                                              FOR THE SIX      FOR THE YEAR ENDED       SEPTEMBER 30, 1996
                                             MONTHS ENDED        DECEMBER 31,           (COMMENCEMENT OF
                                             JUNE 30, 1999    --------------------     Operations) through
                                              (UNAUDITED)        1998        1997        DECEMBER 31, 1996
                                             -------------       ----        ----      -------------------

PERIOD ENDED:
PER-SHARE DATA
  Net asset value, beginning of period         $ 11.82          $ 11.06    $ 9.76            $ 10.00
                                               -------          -------   -------             ------
INVESTMENT ACTIVITIES:
  Net investment loss                            (0.05)           (0.04)    (0.08)              0.00
  Net gains or losses on investments
    and foreign currency related items
    (both realized and unrealized)                1.51             0.80      1.38              (0.24)
                                               -------          -------   -------             ------
      Total from investment activities            1.46             0.76      1.30              (0.24)
                                               -------          -------   -------             ------
NET ASSET VALUE, END OF PERIOD                 $ 13.28          $ 11.82   $ 11.06             $ 9.76
                                               =======          =======   =======             ======
      Total return                               12.35%1           6.87%    13.34%             (2.40)%1

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                               $73,999          $62,055   $30,520            $12,400
    Ratio of expenses to average net assets       1.40%2,3         1.40%2    1.40%2             1.41%2,3
    Ratio of net income (loss) to
      average net assets                        (1.00)%3           (.83)%    (.75)%              .80%3
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                               .16%3            .30%      .18%              4.16%3
Portfolio turnover rate                          15.11%1          73.18%   238.12%              6.80%1

--------------------------------------------------------------------------------
1  Non-annualized.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the portfolio's net expense ratio by .00%, .00%, .00% and .01% for the period ended June 30, 1999 and for the year or period ended December 31, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratios after reflecting these arrangements were 1.40%, 1.40%, 1.40% and 1.40% for the period ended June 30, 1999 and for the year or period ended December 31, 1998, 1997 and 1996, respectively.
3  Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                          FOR THE SIX                             OCTOBER 31, 1997
                                         MONTHS ENDED          FOR THE            (COMMENCEMENT OF
                                         JUNE 30, 1999       YEAR ENDED          OPERATIONS) THROUGH
                                          (UNAUDITED)     DECEMBER 31, 1998       DECEMBER 31, 1997
                                         -------------    -----------------      -------------------
PERIOD ENDED:
PER-SHARE DATA
  Net asset value, beginning of period       $ 11.48           $ 10.33                $ 10.00
                                             -------           -------               -------
INVESTMENT ACTIVITIES:
  Net investment income                         0.06              0.09                  0.04
  Net gains on investments and foreign
    currency related items (both realized
    and unrealized)                             1.69              1.16                  0.35
                                             -------           -------               -------
      Total from investment activities          1.75              1.25                  0.39
                                             -------           -------               -------
DISTRIBUTIONS:
  From net investment income                    0.00             (0.10)                (0.03)
  Return of capital                             0.00              0.00                 (0.03)
                                             -------           -------               -------
      Total distributions                       0.00             (0.10)                (0.06)
                                             -------           -------               -------
NET ASSET VALUE, END OF PERIOD               $ 13.23           $ 11.48               $ 10.33
                                             =======           =======               =======
      Total return                             15.24%1           12.13%                 3.89%1

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)     $21,179            $14,381              $ 1,993
    Ratio of expenses to average net assets     1.00%2,3          1.00%2                1.00%2,3
    Ratio of net income to average net assets    .92%3            1.11%                 2.08%3
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                     .31%3            1.22%                 9.37%3
Portfolio turnover rate                        49.63%1           57.93%                64.38%1

--------------------------------------------------------------------------------
1  Non-annualized
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.
3  Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                         FOR THE SIX
                                                        MONTHS ENDED             FOR THE
                                                        JUNE 30, 1999          YEAR ENDED
                                                         (UNAUDITED)       DECEMBER 31, 1998
                                                        -------------      -----------------
PERIOD ENDED:
PER-SHARE DATA
  Net asset value, beginning of period                        $ 8.19             $10.00
                                                              ------             ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                 (0.03)              0.10
  Net gains or losses on investments and foreign
    currency related items (both realized and
    unrealized)                                                 2.81              (1.83)
                                                              ------             ------
      Total from investment activities                          2.78              (1.73)
                                                              ------             ------
DISTRIBUTIONS:
  From net investment income                                    0.00              (0.08)
                                                              ------             ------
NET ASSET VALUE, END OF PERIOD                                $10.97             $ 8.19
                                                              ======             ======
      Total return                                             33.94%1           (17.30)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $5,597             $2,696
    Ratio of expenses to average net assets                     1.40%2,3           1.40%2
    Ratio of net income (loss) to average net assets            (.25)%3            2.09%
    Decrease reflected in above operating
      expense ratios due to waivers/reimbursements              1.54%3             6.81%
Portfolio turnover rate                                        26.72%1            21.29%

-----------------------------------------------------------------------------------
1 Non-annualized.
2 Interest earned on uninvested cash balances is used to  offset portions of the transfer agent expense.  These arrangements  had no effect on the  portfolio's expense ratio.
3 Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), and currently offers five investment portfolios. The International Equity, Post-Venture Capital and Growth & Income Portfolios are diversified and the Small Company Growth and Emerging Markets Portfolios are non-diversified.

   Investment objectives for each portfolio are as follows: the International Equity Portfolio seeks long-term capital appreciation; the Small Company Growth Portfolio seeks capital growth; the Post-Venture Capital Portfolio seeks long-term growth of capital; the Growth & Income Portfolio seeks long-term growth of capital and income; and the Emerging Markets Portfolio seeks long-term growth of capital. Shares of a portfolio are not available directly to individual investors but may be offered only through (a) variable- annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

    The net asset value of each portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

    The books and records of the portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The portfolios do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The portfolios isolate that

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

portion of gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   The International Equity Portfolio and the Emerging Markets Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   A portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

   When a portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain in the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the portfolios in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date each portfolio commenced its operations.

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each portfolio, along with other Warburg Pincus Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expense. For the six months ended June 30, 1999, the portfolios received credits or reimbursements under the arrangement as follows:

           PORTFOLIO                                                AMOUNT
           ----------                                              -------
           International Equity                                    $12,395
           Small Company Growth                                     27,682
           Post-Venture Capital                                      1,396
           Growth & Income                                             377
           Emerging Markets                                             83

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   On July 6, 1999, Credit Suisse Asset Management, LLC (CSAM) became each portfolio's investment adviser as a result of the completion of the previously announced acquisition of Warburg Pincus Asset Management, Inc. (WPAM) by Credit Suisse Group (Credit Suisse) and the combination of WPAM with Credit Suisse's existing U.S. asset management business. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM receives the following fees based on each portfolio's average daily net assets:

           PORTFOLIO                                   ANNUAL RATE
           ----------                       ---------------------------------
           International Equity             1.00% of average daily net assets
           Small Company Growth             0.90% of average daily net assets
           Post-Venture Capital             1.25% of average daily net assets
           Growth & Income                  0.75% of average daily net assets
           Emerging Markets                 1.25% of average daily net assets

   For the six months ended June 30, 1999, investment advisory fees, voluntary waivers and reimbursements were as follows:

                             GROSS                   NET            EXPENSE
    PORTFOLIO            ADVISORY FEE    WAIVER  ADVISORY FEE    REIMBURSEMENTS
    --------             ------------    -------  ----------   -----------------
    International Equity  $1,764,958      $    0  $1,764,958     $     0
    Small Company Growth   3,066,455           0   3,066,455           0
    Post-Venture Capital     390,799     (51,431)    339,368           0
    Growth & Income           61,856     (13,176)     48,680           0
    Emerging Markets          23,193     (22,402)        790      (4,011)

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   Abbott Capital Management, LLC (Abbott) serves as sub-investment adviser for the Post-Venture Capital Portfolio's assets invested in private equity portfolios (Private Fund Investments). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by the Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services.

    Counsellors Funds Service, Inc. (CFSI), an indirect wholly-owned subsidiary of Credit Suisse, and PFPC, Inc. (PFPC), an indirect, wholly owned subsidiary of PNC Bank Corp., serve as each portfolio's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each portfolio's average daily net assets. For the six months ended June 30, 1999, administrative services fees earned by CFSI were as follows:

           PORTFOLIO                                       CO-ADMINISTRATION FEE
           --------                                        --------------------
           International Equity                                  $176,496
           Small Company Growth                                   340,717
           Post-Venture Capital                                    31,264
           Growth & Income                                          8,248
           Emerging Markets                                         1,855

    For its administrative services for the Small Company Growth Portfolio and the Post-Venture Capital Portfolio, PFPC currently receives a fee calculated at an annual rate of .10% on each portfolio's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion. For the International Equity Portfolio and the Emerging Markets Portfolio, PFPC receives a fee calculated at an annual rate of .12% on the portfolio's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million. For the Growth & Income Portfolio, PFPC receives a fee calculated at an annual rate of .15% on the portfolio's first $500 million in average daily net assets, .10% on the next $1 billion in average daily net assets and .05% of average daily net assets over $1.5 billion. For the six months ended June 30, 1999, administrative service fees earned and waived by PFPC were as follows:

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)


                               CO-ADMINISTRATION                   NET
        PORTFOLIO                     FEE         WAIVER   CO-ADMINISTRATION FEE
        --------               ----------------- --------- ---------------------
        International Equity        $211,337            $0      $211,337
        Small Company Growth         319,828             0       319,828
        Post-Venture Capital          34,661             0        34,661
        Growth & Income               14,495       (12,371)        2,124
        Emerging Markets               5,716        (2,226)        3,490

   It is currently contemplated that, on or before January 6, 2000, CFSI will be replaced as co-administrator of each portfolio by Credit Suisse Asset Management Securities, Inc. (CSAMSI), an indirect wholly-owned subsidiary of Credit Suisse that was formerly known as Counsellors Securities, Inc. CSAMSI serves as each portfolio's distributor. No compensation is paid by the portfolios to CSAMSI for its distribution services. On June 20, 1999, the Trust's Board of Trustees approved Provident Distributors, Inc. (PDI) as each portfolio's distributor, effective on or before January 6, 2000. PDI, a Delaware corporation, is a registered broker-dealer and serves as distributor to other mutual funds.

3. LINE OF CREDIT

   The portfolios, together with other funds advised by CSAM, have established a $250 million committed line of credit facility (Credit Facility) with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of
 .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus .50%. During the period ended June 30, 1999, the following portfolio had borrowings under the line of credit agreement:


                       AVERAGE DAILY      AVERAGE        MAXIMUM DAILY    LOAN OUTSTANDING
PORTFOLIO              LOAN BALANCE    INTEREST RATE %  LOAN OUTSTANDING     AT 6/30/99
------                 -------------   ---------------  ----------------  ----------------
International Equity     $2,389             5.51%       $872,000                  $0


WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES

   For the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

           PORTFOLIO                                   PURCHASES     SALES
           --------                                 ------------  ------------
           International Equity                     $275,161,271  $307,878,011
           Small Company Growth                      428,557,487   463,076,589
           Post-Venture Capital                       29,673,094    26,836,040
           Growth & Income                            11,046,877     7,329,483
           Emerging Markets                            4,811,729     3,084,576

   At June 30, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

                                                                  NET UNREALIZED
                                      UNREALIZED     UNREALIZED    APPRECIATION
           PORTFOLIO                 APPRECIATION   DEPRECIATION  (DEPRECIATION)
           --------                  ------------  -------------- --------------
           International Equity      $ 63,393,511  $(14,238,220)  $ 48,155,291
           Small Company Growth       183,853,896   (38,342,432)   145,511,464
           Post-Venture Capital        20,275,166    (2,148,180)    18,126,986
           Growth & Income              2,727,258      (254,263)     2,472,995
           Emerging Markets             1,125,536      (103,258)     1,022,278

5. EQUITY SWAP TRANSACTIONS

   The International Equity and the Emerging Markets Portfolios each entered into equity swap agreements dated January 7, 1999, January 8, 1999 and January 11, 1999. Each portfolio paid a notional amount plus a 1.25% upfront fee for a basket of Singapore local common stocks. The initial notional amount represented the then-current market value of the common stock. The notional amount is marked-to-market daily. The swap agreements expire on January 8, 2001, but are terminable by either party on one business day's notice. The final notional amount at termination will be the average execution price of unwinding the counterparty's hedge for the swap (the sale of the basket of common stocks) at termination. Each portfolio will receive the final notional amount, less a 1.25% fee, five business days after the termination date.

   During the term of the equity swap agreements, each portfolio is entitled to dividends on the stock less a dividend withholding tax of 26% and a 1% processing fee (not to exceed $1,000). Each portfolio should recognize the net dividend amount received as dividend income on the ex-dividend date and will receive each dividend five business days after the payment date. In addition, a portfolio may instruct the counterparty regarding participation in any

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

5. EQUITY SWAP TRANSACTIONS (CONT'D)

rights offerings of the common stock, in exchange for the subscription price plus a .075% fee to the counterparty.

   At June 30, 1999, the International Equity Portfolio had the following open equity swap agreements:

                                         MARKET     NOTIONAL    UNREALIZED
                                          VALUE      AMOUNT    APPRECIATION
                                      ----------   ----------  ------------
            Basket 1                  $2,757,900   $1,675,367  $1,082,533
            Basket 2                     786,255      458,561     327,694
            Basket 3                   2,482,609    1,603,314     879,295
                                      ----------   ----------  ----------
                                      $6,026,764   $3,737,242  $2,289,522
                                      ==========   ==========  ==========
   At June 30, 1999, the Emerging Markets Portfolio had the following open equity swap agreements:

                                       MARKET    NOTIONAL   UNREALIZED
                                        VALUE     AMOUNT   APPRECIATION
                                      -------   ---------- ------------
            Basket 1                  $20,100    $12,210     $ 7,890
            Basket 2                    5,700      3,330       2,370
            Basket 3                   18,261     11,777       6,484
                                      -------    -------     -------
                                      $44,061    $27,317     $16,744
                                      =======    =======     =======
6. RESTRICTED SECURITIES

   Certain investments held by a portfolio are restricted as to resale and valued by a method that the Board of Trustee's believes reflects fair value. A summary of the restricted securities held at June 30, 1999 follows:


                               SECURITY         ACQUISITION              MARKET     PERCENTAGE
    PORTFOLIO                 DESCRIPTION          DATE       COST       VALUE     OF NET ASSETS
    --------------     ------------------------  --------  ----------  ----------  -------------
Small Company Growth    Southern Mineral Corp.    12/20/96  $  794,813  $   60,715     0.00%
                        Common Places LLC         02/18/99   1,000,000   1,000,001     0.10%
Post-Venture Capital    Chaparral Resources, Inc. 07/28/98     250,000     105,556     0.10%
                        Women.Com Network         06/04/98     250,001     250,001     0.30%

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS

   Each portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.

   Transactions in shares of each portfolio were as follows:

                                 INTERNATIONAL EQUITY              SMALL COMPANY
                                       PORTFOLIO                 GROWTH PORTFOLIO
                                 ------------------------  ------------------------------
                                  FOR THE      FOR THE         FOR THE       FOR THE
                                SIX MONTHS      YEAR          SIX MONTHS      YEAR
                                   ENDED       ENDED            ENDED         ENDED
                               JUNE 30, 1999  DECEMBER 31,   JUNE 30, 1999  DECEMBER 31,
                                (UNAUDITED)     1998         (UNAUDITED)      1998
                                ----------   ------------  --------------  ------------
Shares sold                     44,510,625    50,488,163      5,051,032     22,514,856
Shares issued to shareholders
   on reinvestment
   of dividends                          0       181,099              0              0
Shares redeemed                (44,092,487)  (50,915,580)    (7,861,081)   (17,112,706)
                                ----------    ----------      ---------     ----------
Net increase (decrease)
   in shares outstanding           418,138      (246,318)    (2,810,049)     5,402,150
                                ==========    ===========     ==========    ==========


                                 POST-VENTURE CAPITAL              GROWTH & INCOME
                                       PORTFOLIO                      PORTFOLIO
                                 ------------------------  ------------------------------
                                  FOR THE      FOR THE         FOR THE       FOR THE
                                SIX MONTHS      YEAR          SIX MONTHS      YEAR
                                   ENDED       ENDED            ENDED         ENDED
                              JUNE 30, 1999  DECEMBER 31,   JUNE 30, 1999  DECEMBER 31,
                                (UNAUDITED)     1998         (UNAUDITED)      1998
                                ----------   ------------  --------------  ------------
Shares sold                      2,914,755    7,145,658         538,814     1,266,220
Shares issued to shareholders
   on reinvestment
   of dividends                          0            0               0        10,402
Shares redeemed                 (2,594,923)  (4,652,230)       (191,024)     (216,723)
                                ----------    ---------         -------     ---------
Net increase
   in shares outstanding           319,832    2,493,428         347,790     1,059,899
                                ==========    =========         =======     =========

                                           EMERGING MARKETS
                                               PORTFOLIO
                                         ----------------------------
                                           FOR THE        FOR THE
                                         SIX MONTHS        YEAR
                                           ENDED           ENDED
                                        JUNE 30, 1999   DECEMBER 31,
                                         (UNAUDITED)        1998
                                        -------------   ------------
Shares sold                                270,032         343,741
Shares issued to shareholders
   on reinvestment
   of dividends                                  0           1,900
Shares redeemed                            (89,111)        (16,292)
                                           -------         -------
Net increase
   in shares outstanding                   180,921         329,349
                                           =======         =======

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

8. LIABILITIES

   At June 30, 1999, the portfolios had the following affiliated and investment related liabilities:

                                             INTERNATIONAL   SMALL COMPANY  POST-VENTURE                   EMERGING
                                                EQUITY          GROWTH         CAPITAL   GROWTH & INCOME    MARKETS
                                              PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO       PORTFOLIO
                                              ----------      ----------      ---------    ---------       ---------
Payable for securities purchased (at value)   $5,146,961    $3,980,111        $551,100      $81,540        $101,777
Administration services fee payable               29,353        57,247           4,433        1,646             431
Investment advisory fee payable                  293,651       515,225          57,831        9,382               0

9. NET ASSETS

   At June 30, 1999, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency. The International Equity Portfolio, the Post-Venture Capital Portfolio, the Growth & Income Portfolio and the Emerging Markets Portfolio reclassified $5,369,443, $431, $4 and $30,437, respectively, from accumulated net realized gain/(loss) from security transactions to undistributed net investment income. The International Equity Portfolio, the Small Company Growth Portfolio, the Post-Venture Capital Portfolio and the Emerging Markets Portfolio reclassified ($1,629,200), ($2,467,912), ($313,400) and ($35,052), respectively, from accumulated net investment income/(loss) to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by these reclassifications.

   Net assets at June 30, 1999, consisted of the following:

                                           INTERNATIONAL   SMALL COMPANY    POST-VENTURE                   EMERGING
                                              EQUITY          GROWTH         CAPITAL     GROWTH & INCOME    MARKETS
                                            PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                          ------------     ------------     -----------  ---------------  ----------
Capital contributed, net                  $366,062,634     $591,378,648     $60,051,739    $17,936,355    $4,419,715
Undistributed net investment income                  0                0               0         85,015             0
Accumulated net realized gain/(loss) from
   security transactions                   (27,647,542)        (748,120)     (4,504,501)       634,714       110,893
Net unrealized appreciation from
   investments and foreign
   currency related items                   51,399,607      145,670,402      18,452,181      2,523,198     1,066,456
                                          ------------     ------------     -----------    -----------    ----------
Net assets                                 389,814,699      736,300,930      73,999,419     21,179,282    $5,597,064
                                          ============     ============     ===========    ===========    ==========

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

10. CAPITAL LOSS CARRYOVER

   At June 30, 1999, capital loss carryovers available to offset possible future capital gains of each portfolio were as follows:

                                      CAPITAL LOSS
                                  CARRYOVER EXPIRING IN
                             ---------------------------------------------------
                                                                 TOTAL CAPITAL
      PORTFOLIO                  2004      2005        2006      LOSS CARRYOVER
      ----------             -----------  -------  -----------   --------------
      International Equity   $         0  $     0  $41,615,314      $41,615,314
      Small Company Growth    17,167,113        0   24,188,511       41,355,624
      Post-Venture                47,891   71,085    5,434,579        5,553,555
      Growth & Income                  0    8,068      398,911          406,979
      Emerging Markets                 0        0      184,106          184,106


11. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

   At a special meeting of shareholders held on May 21, 1999, the following proposals were submitted for the vote of shareholders of the Trust. The proposals and voting results were:

   1. To approve a new investment advisory agreement between each portfolio and CSAM.

                                                           % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
      INTERNATIONAL EQUITY PORTFOLIO       SHARES           OUTSTANDING SHARES        SHARES VOTED
      ------------------------------  ---------------      --------------------   --------------------
      For                             29,735,919.3661           90.4856%               91.1988%
      Against                            502,724.3810            1.5298%                1.5418%
      Abstain                          2,366,964.4931            7.2026%                7.2594%

                                                           % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
      SMALL COMPANY GROWTH PORTFOLIOS      SHARES           OUTSTANDING SHARES        SHARES VOTED
      ------------------------------  ---------------      --------------------   --------------------
      For                             38,614,143.4080           87.5109%               90.0685%
      Against                            928,384.6052            2.1040%                2.1655%
      Abstain                          3,329,468.8245            7.5455%                7.7661%

                                                          % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
      POST-VENTURE CAPITAL PORTFOLIO      SHARES           OUTSTANDING SHARES        SHARES VOTED
      ------------------------------  ---------------      --------------------   --------------------
      For                              4,736,865.2862           91.5495%               92.3529%
      Against                            110,429.3639            2.1343%                2.1530%
      Abstain                            281,795.8329            5.4463%                5.4941%

                                                         % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
      GROWTH & INCOME PORTFOLIO           SHARES           OUTSTANDING SHARES        SHARES VOTED
      --------------------------      ---------------      --------------------   --------------------
      For                              1,189,345.1710           85.6098%               89.1694%
      Against                             54,742.6390            3.9404%                4.1042%
      Abstain                             89,716.8790            6.4579%                6.7264%


WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

11. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (CONT'D)

                                                      % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
      EMERGING MARKETS PORTFOLIO        SHARES         OUTSTANDING SHARES        SHARES VOTED
      --------------------------    ---------------    --------------------  --------------------
      For                            344,882.5198           88.4669%               88.4715%
      Against                         28,717.5180            7.3664%                7.3668%
      Abstain                         16,223.3862            4.1615%                4.1617%

   2. To elect Trustees of the Trust.

      INTERNATIONAL EQUITY PORTFOLIO           FOR                    WITHELD
      ------------------------------     ---------------          --------------
      R.H. Francis                       31,398,156.9328          1,207,451.3074
      J.W. Fritz                         31,403,917.8718          1,201,690.3684
      J.E. Garten                        31,420,501.4808          1,185,106.7594
      J.S. Pasman                        31,410,566.7228          1,195,041.5174
      W.W. Priest                        31,419,399.9988          1,186,208.2414
      S.N. Rappaport                     31,427,010.1528          1,178,598.0874
      A.M. Reichman                      31,430,218.9338          1,175,389.3064
      A.B. Trowbridge                    31,399,478.6148          1,206,129.6254

      SMALL COMPANY GROWTH PORTFOLIO           FOR                    WITHELD
      ------------------------------     ---------------          --------------
      R.H. Francis                       41,042,356.1172          1,829,640.7205
      J.W. Fritz                         41,041,688.5415          1,830,308.2962
      J.E. Garten                        41,064,531.1652          1,807,465,6725
      J.S. Pasman                        41,044,146.4763          1,827,850.3614
      W.W. Priest                        41,054,244.4816          1,817,752.3561
      S.N. Rappaport                     41,063,335.1724          1,808,661.6653
      A.M. Reichman                      41,063,166.3287          1,808,830.5090
      A.B. Trowbridge                    41,042,120.1436          1,829,876.6941

      POST-VENTURE CAPITAL PORTFOLIO           FOR                    WITHELD
      ------------------------------      --------------          --------------
      R.H. Francis                        4,955,061.5045            174,028.9785
      J.W. Fritz                          4,955,061.5045            174,028.9785
      J.E. Garten                         4,955,061.5045            174,028.9785
      J.S. Pasman                         4,955,061.5045            174,028.9785
      W.W. Priest                         4,955,061.5045            174,028.9785
      S.N. Rappaport                      4,955,061.5045            174,028.9785
      A.M. Reichman                       4,955,061.5045            174,028.9785
      A.B. Trowbridge                     4,955,061.5045            174,028.9785

      GROWTH & INCOME PORTFOLIO                FOR                    WITHELD
      -------------------------           --------------             -----------
      R.H. Francis                        1,306,326.3770             27,478.3120
      J.W. Fritz                          1,306,326.3770             27,478.3120
      J.E. Garten                         1,306,326.3770             27,478.3120
      J.S. Pasman                         1,306,326.3770             27,478.3120
      W.W. Priest                         1,306,326.3770             27,478.3120
      S.N. Rappaport                      1,306,326.3770             27,478.3120
      A.M. Reichman                       1,306,326.3770             27,478.3120
      A.B. Trowbridge                     1,306,326.3770             27,478.3120

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
11. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (CONT'D)

      EMERGING MARKETS PORTFOLIO               FOR                   WITHELD
      --------------------------          ------------             -----------
      R.H. Francis                        375,617.5988             14,205.8252
      J.W. Fritz                          375,617.5988             14,205.8252
      J.E. Garten                         375,617.5988             14,205.8252
      J.S. Pasman                         375,617.5988             14,205.8252
      W.W. Priest                         375,617.5988             14,205.8252
      S.N. Rappaport                      375,617.5988             14,205.8252
      A.M. Reichman                       375,617.5988             14,205.8252
      A.B. Trowbridge                     375,617.5988             14,205.8252

   3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

                                                      % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
     INTERNATIONAL EQUITY PORTFOLIO     SHARES         OUTSTANDING SHARES        SHARES VOTED
     ------------------------------  ---------------    --------------------  --------------------
     For                            30,885,819.9407           93.9847%           94.7255%
     Against                           255,501.3069            0.7775%            0.7836%
     Abstain                         1,464,286.9926            4.4558%            4.4909%

                                                     % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
     SMALL COMPANY GROWTH PORTFOLIO     SHARES         OUTSTANDING SHARES        SHARES VOTED
     ------------------------------ ---------------    --------------------  --------------------
     For                            39,202,501.1764           88.8443%           91.4408%
     Against                           621,952.9131            1.4095%            1.4507%
     Abstain                         3,047,542.7482            6.9066%            7.1085%

                                                      % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
     POST-VENTURE CAPITAL PORTFOLIO     SHARES         OUTSTANDING SHARES        SHARES VOTED
     ------------------------------  ----------------    --------------------  --------------------
     For                               4,882,639.7840           94.3669%           95.1950%
     Against                              47,900.9667            0.9258%            0.9339%
     Abstain                             198,549.7314            3.8374%            3.8711%

                                                        % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
     GROWTH & INCOME PORTFOLIO         SHARES            OUTSTANDING SHARES        SHARES VOTED
     -------------------------      ----------------    --------------------   --------------------
     For                              1,246,228.9910           89.7043%            93.4341%
     Against                             16,300.8250            1.1733%             1.2221%
     Abstain                             71,274.8730            5.1304%             5.3437%

                                                        % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
     EMERGING MARKETS PORTFOLIO        SHARES            OUTSTANDING SHARES        SHARES VOTED
     --------------------------     ----------------    --------------------   --------------------
     For                                372,886.5090           95.6503%            95.6552%
     Against                              3,300.5910            0.8466%             0.8467%
     Abstain                             13,636.3240            3.4979%             3.4981%

   4. To approve a new sub-investment advisory agreement between each portfolio, CSAM and the portfolio's sub-investment adviser.

                                                      % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
      POST-VENTURE CAPITAL PORTFOLIO    SHARES         OUTSTANDING SHARES        SHARES VOTED
      ------------------------------ --------------    --------------------  --------------------
      For                            4,626,424.3676           89.4150%           90.1997%
      Against                          133,767.3892            2.5853%            2.6080%
      Abstain                          368,898.7262            7.1297%            7.1923%

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


12. YEAR 2000 COMPLIANCE

   Many services provided to the portfolios and their shareholders by CSAM and certain of its affiliates (CSAMService Providers) and the portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations (Year 2000 Issue). The Year 2000 could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other portfolio operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the portfolios' foreign investments.

   The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the portfolios' other service providers will be adapted in time for the Year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers are formulating a contingency plan to address the Year 2000 Issue and anticipate completion of the plan by the end of the third quarter of 1999. The CSAM Service Providers have also completed investigations of material operations of the portfolios' other major service providers. The CSAM Service providers continue to monitor the Year 2000 Issue and its potential impact on the portfolios. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the portfolios' investments or on global markets or economics, generally.

                               [GRAPHIC OMITTED]

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